John Hancock
Health Sciences
Fund

ANNUAL
REPORT

10.31.01

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www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Manager's report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

For your information
page 29


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time in 2001, as the economy has slowed to a standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy into recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 18.80% year-to-date through October. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing primar
ily in stocks of
U.S. and foreign
health-care
 companies.

Over the last twelve months

* A slowing economy put pressure on corporate profits and the stock market.

* Diversified investment approach helped the Fund outpace its peers.

* The Fund kept an underweighted stake in biotech stocks, which were volatile during the year.

[Bar chart with heading "John Hancock Health Sciences Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2001." The chart is scaled in increments of 5% with -15% at the bottom and 0% at the top. The first bar represents the -13.56% total return for Class A. The second bar represents the -14.18% total return for Class B. The third bar represents the -14.18% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 5.6%   Pfizer
 4.8%   Johnson & Johnson
 4.5%   American Home Products
 3.8%   Stryker
 3.7%   Abbott Laboratories
 3.6%   Medtronic
 3.4%   Baxter International
 3.3%   Amgen
 3.2%   Bristol-Myers Squibb
 3.1%   Merck

As a percentage of net assets on October 31, 2001.



MANAGER'S
REPORT

BY LINDA I. MILLER, CFA, PORTFOLIO MANAGER

John Hancock
Health Sciences Fund

Health-care stocks were generally down during the past 12 months, although they fared significantly better than the overall stock market. Shares of pharmaceutical companies, hospitals, drug distributors, health-maintenance organizations and other health-care service providers fell in and out of favor in response to investors' changing views of an economic recovery. Early in the period, the sector performed reasonably well as investors worried about a broad economic slowdown and sought cover from turbulent market conditions. Health-care stocks traditionally have been viewed as a safe haven in volatile markets because most chronic prescription medications and medical procedures are necessary, even in a slowing economic environment. But this past spring, health-care stocks lost their footing when investors became more aggressive, shying away from the non-cyclical health-care sector in favor of faster-growing, more economically sensitive companies. By the fall, health-care stocks once again gained considerable steam as the economy weakened and the tragic events of September 11 cast doubt on the prospects for a quick economic rebound.

"Health-care stocks were
 generally down during
 the past 12 months,
 although they fared sig-
 nificantly better than the
 overall stock market."

FUND PERFORMANCE

For the 12 months ended October 31, 2001, John Hancock Health Sciences Fund's Class A, Class B and Class C shares posted total returns of -13.56%, -14.18% and -14.18%, respectively, at net asset value. The average health-care/biotechnology fund returned -17.61% during the 12-month period, according to Lipper, Inc.1, and the Standard & Poor's 500 Index returned -24.89. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

[A photo of Portfolio manager Linda Miller flush right next to first paragraph.]

The Fund's relative outperformance hinged primarily on our diversified approach, maintaining exposures across a number of health-care subsectors as a method of moderating risk. Furthermore, our relative underweighting in biotech stocks -- the result of our view that they had become overvalued last year -- was another plus for performance.

"Among the Fund's best
 performers during the
 year were diversified
 health-care companies..."

LEADERS

Among the Fund's best performers during the year were diversified health-care companies such as Johnson & Johnson, Abbott Laboratories and Baxter International. Investors not only rewarded these companies' diversification, but also their reasonable acquisitions to enhance growth and their ability to dispose of slower-growth businesses. The stock of ALZA rose handsomely thanks to its acquisition by Johnson & Johnson. Many of the Fund's medical device companies also posted good results. Orthopedics company Stryker, for example, continued to enjoy the benefits of a substantial acquisition as well as increased demand for hip-replacement devices as the population ages.

Another bright spot was hospital-company Tenet Healthcare, which serves a number of regions, including the western United States. At the time of our purchases of Tenet, the company was underappreciated by many investors. It has recently enjoyed more acceptance due to increased utilization of hospital services, especially by the aging population. Health insurer UnitedHealth Group turned in good results, thanks largely to its ability to pass on price increases to its customer.

[Table at top left-hand side of page entitled "Top industrial classifications." The first listing is Drugs-biotechnology 21%, the second is Drugs-major-domestic 17, the third Medical devices & products 17%, the fourth Drugs-specialty 9% and the fifth Drugs-diversified 9%.]

Biotech company Genzyme, which develops, manufactures and markets drugs that treat rare genetic diseases, continued to enjoy positive results from its lead product, Cerezyme, a treatment for Gaucher disease. But the stock really took off after the company acquired GelTex Pharmaceuticals, maker of a newly introduced drug used to treat mineral imbalances in dialysis patients.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-01." The chart is divided into two sections (from top to left): Common stocks 95% and Short-term investments & other 5%.]

LAGGARDS ARE MIXED

The stock prices of instrumentation companies Applied Biosystems, which we sold, and Waters Corp. posted significant declines as competition intensified and investors feared that large pharmaceutical and biotech customers might delay their purchases in response to an uncertain economy. Foreign currency exchange also ate into overseas sales, as the dollar appreciated against the euro and the yen. Affymetrix, which we sold, also performed poorly as orders for its genetic microarrays -- or gene chips -- slowed based on some product-quality issues at that fast-growth company. Inhale Therapeutic Systems also disappointed, and we sold it, as this maker of an inhaled insulin product ran into problems when it was learned that one of its products in development had side effects that could delay a market approval.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Johnson & Johnson followed by an up arrow with the phrase "Market rewards diversified health companies." The second listing is Stryker followed by an up arrow with the phrase "Rising demand for orthopedics." The third listing is Waters followed by a down arrow with the phrase "Slowing economy moderates sales growth."]

Beyond biotech stocks, one of the Fund's biggest disappointments was Merck, which performed poorly when the extremely fast growth rate of its arthritis product Vioxx began to moderate as managed health-care companies restricted use of the drug.

"...our long-term optimism
 about health-care stocks
 remains intact..."

OUTLOOK

The near-term outlook for health-care stocks hinges largely on the direction of the overall stock market and the health of the economy. Continued weak economic growth could help boost much of the sector as investors seek haven amid uncertainty. On the other hand, expectations for an economic rebound could fan demand for higher-growth sectors of the market, including biotech stocks, while moderating demand for more predictable health-care stocks. But our long-term optimism about health-care stocks remains intact, as the ongoing introduction of new products and services, coupled with an aging population, continues to present us with many exciting opportunities.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2001

The index used for
comparison is the
Standard & Poor's
500 Index, an unman-
aged index that
includes 500 widely
traded common stocks.

It is not possible to
invest in an index.

                               Class A      Class B      Class C        Index
Inception date                 10-1-91       3-7-94       3-1-99           --

Average annual returns with maximum sales charge (POP)
One year                       -17.88%      -18.14%      -15.82%      -24.89%
Five years                      11.81%       11.92%          --        10.04%
Ten years                       15.13%          --           --        12.75%
Since inception                    --        12.97%        6.75%          --

Cumulative total returns with maximum sales charge (POP)
One year                       -17.88%      -18.14%      -15.82%      -24.89%
Five years                      74.73%       75.58%          --        61.38%
Ten years                      308.98%          --           --       232.12%
Since inception                    --       154.21%       19.05%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Health Sciences Fund, before sales charge, and is equal to $43,058 as of October 31, 2001. The second line represents the value of the same hypothetical investment made in the John Hancock Health Sciences Fund, after sales charge, and is equal to $40,898 as of October 31, 2001. The third line represents the Index and is equal to $33,212 as of October 31, 2001.

                                    Class B 1    Class C 1
Inception date                       3-7-94       3-1-99
Without sales charge                $25,421      $12,024
With maximum sales charge                --      $11,904
Index                               $26,070       $8,843

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2001

This schedule is divided into two main categories: common stocks and short-term investments. Stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                VALUE
COMMON STOCKS 95.31%                                                                            $372,080,726
(Cost $288,987,934)

Chemicals -- Specialty  1.51%                                                                     $5,880,000
175,000   Charles River Laboratories International, Inc.*                                          5,880,000

Drugs -- Biotechnology  21.02%                                                                    82,053,870
 35,000   Abgenix, Inc.*                                                                           1,042,650
 30,000   Alexion Pharmaceuticals, Inc.*                                                             516,300
230,000   Amgen, Inc.*                                                                            13,068,600
 70,000   Biogen, Inc.*                                                                            3,850,000
 80,000   Cephalon, Inc.*                                                                          5,044,000
100,000   COR Therapeutics, Inc.*                                                                  2,253,000
200,000   Genentech, Inc.*                                                                        10,450,000
180,000   Genzyme Corp.*                                                                           9,711,000
 60,000   Gilead Sciences, Inc.*                                                                   3,774,000
 70,000   Human Genome Sciences, Inc.*                                                             2,984,100
100,000   ICOS Corp.*                                                                              5,775,000
 90,000   IDEC Pharmaceuticals Corp.*                                                              5,398,200
 12,500   ImClone Systems, Inc.*                                                                     764,875
 75,000   Immunex Corp.*                                                                           1,791,750
114,500   Isis Pharmaceuticals, Inc.*                                                              2,377,020
 40,000   Medarex, Inc.*                                                                             824,000
 95,000   MedImmune, Inc.*                                                                         3,727,800
135,000   Millennium Pharmaceuticals, Inc.*                                                        3,437,100
 90,000   NPS Pharmaceuticals, Inc.*                                                               3,251,700
 27,500   Protein Design Labs, Inc.*                                                                 907,775
 50,000   Regeneron Pharmaceuticals, Inc.*                                                         1,105,000

Drugs -- Diversified  8.55%                                                                       33,390,250
275,000   Abbott Laboratories                                                                     14,569,500
325,000   Johnson & Johnson                                                                       18,820,750

Drugs -- Major -- Domestic  17.44%                                                                68,093,600
315,000   American Home Products Corp.                                                            17,586,450
235,000   Bristol-Myers Squibb Co.                                                                12,560,750
 50,000   Lilly (Eli) & Co.                                                                        3,825,000
190,000   Merck & Co., Inc.                                                                       12,123,900
525,000   Pfizer, Inc.                                                                            21,997,500

Drugs -- Major -- International  0.69%                                                             2,706,600
 60,000   AstraZeneca Group Plc., American Depositary Receipts (ADR)
            (United Kingdom)                                                                       2,706,600

Drugs -- Specialty  9.27%                                                                         36,170,402
125,000   Allergan, Inc.                                                                           8,973,750
 55,000   Barr Laboratories, Inc.*                                                                 4,004,000
100,000   Biovail Corp. (Canada)*                                                                  4,726,000
 80,000   Forest Laboratories, Inc.*                                                               5,950,400
100,000   IVAX Corp.*                                                                              2,055,000
250,000   Shire Pharmaceuticals Group Plc. (United Kingdom)*                                       3,631,752
150,000   SICOR, Inc.*                                                                             2,812,500
 65,000   Teva Pharmaceutical Industries Ltd. (ADR) (Israel)                                       4,017,000

Drugs & Sundries -- Wholesale  6.35%                                                              24,779,750
 65,000   AdvancePCS*                                                                              3,950,050
100,000   AmerisourceBergen Corp.*                                                                 6,356,000
120,000   Cardinal Health, Inc.                                                                    8,053,200
250,000   Caremark Rx, Inc.*                                                                       3,350,000
 75,000   Express Scripts, Inc.*                                                                   3,070,500

Health Care -- Hospitals  6.65%                                                                   25,973,550
130,000   Community Health System, Inc. *                                                          3,250,000
150,000   HCA, Inc.                                                                                5,949,000
120,000   Health Management Associates, Inc.*                                                      2,338,800
 75,000   Manor Care, Inc.*                                                                        1,752,000
105,000   Province Healthcare Co.*                                                                 2,892,750
100,000   Tenet Healthcare Corp.*                                                                  5,752,000
100,000   Universal Health Services, Inc. (Class B)*                                               4,039,000

Health Care -- Services  3.09%                                                                    12,048,751
145,000   Alliance Imaging, Inc.*                                                                  1,776,250
200,000   Allscripts Healthcare Solutions, Inc.*                                                     646,000
 90,000   Covance, Inc.*                                                                           1,651,500
 75,100   Cross Country, Inc.*                                                                     1,531,289
 25,000   IMPATH, Inc.*                                                                              921,750
 45,000   Laboratory Corp. of America Holdings*                                                    3,879,000
 40,000   Lincare Holdings, Inc.*                                                                  1,028,000
 35,650   Odyssey Healthcare, Inc.*                                                                  614,962

Instruments -- Scientific  1.64%                                                                   6,388,200
180,000   Waters Corp.*                                                                            6,388,200

Insurance  2.02%                                                                                   7,900,293
 31,645   Anthem, Inc.*                                                                            1,325,293
100,000   UnitedHealth Group, Inc.                                                                 6,575,000

Medical Devices and Products  17.08%                                                              66,695,460
275,000   Baxter International, Inc.                                                              13,301,750
 60,000   Beckman Coulter, Inc.                                                                    2,548,200
 70,000   Biomet, Inc.                                                                             2,135,000
 45,000   Cerus Corp.*                                                                             2,066,850
100,000   Cyberonics, Inc.*                                                                        1,572,000
 55,500   Cytyc Corp.*                                                                             1,455,210
 35,000   Guidant Corp.*                                                                           1,452,850
350,000   Medtronic, Inc.                                                                         14,105,000
265,000   Stryker Corp.                                                                           14,903,600
 90,000   Varian Medical Systems, Inc.*                                                            6,039,000
140,000   Wilson Greatbatch Technologies, Inc.*                                                    4,025,000
100,000   Zimmer Holdings, Inc.*                                                                   3,091,000

                                                                   INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                                    RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 13.26%                                                                    $51,761,013
(Cost $51,761,013)

Joint Repurchase Agreement 7.51%
Investment in a joint repurchase agreement transaction
  with Barclays Capital, Inc. -- Dated 10-31-01,
  due 11-01-01 (Secured by U.S. Treasury Bond 6.375%
  due 08-15-27 and U.S. Treasury Note, 3.625%
  due 01-15-08 thru 02-15-29)                                          2.58%         $29,308      29,308,000

                                                                                      SHARES

Cash Equivalents 5.75%
Navigator Securities Lending Prime Portfolio **                                   22,453,013      22,453,013

TOTAL INVESTMENTS 108.57%                                                                       $423,841,739

OTHER ASSETS AND LIABILITIES, NET (8.57%)                                                       ($33,467,766)

TOTAL NET ASSETS 100.00%                                                                        $390,373,973

*  Non-income producing security.

** Represents investment of security lending collateral.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.



PORTFOLIO
CONCENTRATION

October 31, 2001

This table shows
the percentages
of the Fund's
investments
aggregated
by various
countries.

                                      VALUE AS A PERCENTAGE
COUNTRY OF ISSUER                             OF NET ASSETS

Canada                                                1.21%
Israel                                                1.03
United Kingdom                                        1.62
United States                                       104.71

Total investments                                   108.57%

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset
value and the
maximum
offering price
per share.

ASSETS
Investments at value (cost $340,748,947)      $423,841,739
Cash                                                   801
Receivable for shares sold                         285,209
Dividends and interest receivable                  132,456
Other assets                                         9,351

Total assets                                   424,269,556

LIABILITIES
Payable for investments purchased               10,213,608
Payable for shares repurchased                     187,704
Payable for securities on loan                  22,453,013
Payable to affiliates                              934,734
Other payables and accrued expenses                106,524

Total liabilities                               33,895,583

NET ASSETS
Capital paid-in                                327,411,538
Accumulated net realized loss on investments
  and foreign currency transactions            (20,125,904)
Net unrealized appreciation of investments
  and translation of assets and liabilities
  in foreign currencies                         83,092,794
Accumulated net investment loss                     (4,455)

Net assets                                    $390,373,973

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($144,620,354 [DIV] 3,610,511 shares)       $40.06
Class B ($230,829,788 [DIV] 6,126,088 shares)       $37.68
Class C ($14,923,831 [DIV] 396,069 shares)          $37.68

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($40.06 [DIV] 95%)                        $42.17
Class C ($37.68 [DIV] 99%)                          $38.06

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2001

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $12,805)            $1,980,045
Interest                                                              599,949
Security lending income                                               136,989

Total investment income                                             2,716,983

EXPENSES
Investment management fee                                           3,195,193
Class A distribution and service fee                                  471,333
Class B distribution and service fee                                2,564,458
Class C distribution and service fee                                  143,280
Transfer agent fee                                                  1,555,127
Custodian fee                                                         111,921
Accounting and legal services fee                                      85,894
Registration and filing fee                                            58,388
Auditing fee                                                           31,200
Advisory board                                                         29,799
Printing                                                               28,912
Trustees' fee                                                          25,911
Miscellaneous                                                          15,117
Legal fee                                                               3,825

Total expenses                                                      8,320,358

Net investment loss                                                (5,603,375)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                       (18,322,034)
Foreign currency transactions                                           3,027
Change in unrealized appreciation (depreciation) on
Investments                                                       (44,735,813)
Translation of assets and liabilities in foreign currencies               376

Net realized and unrealized loss                                  (63,054,444)

Decrease in net assets from operations                           ($68,657,819)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  10-31-00         10-31-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                            ($4,347,933)     ($5,603,375)
Net realized gain (loss)                        55,595,068      (18,319,007)
Change in net unrealized
  appreciation (depreciation)                   72,711,700      (44,735,437)
Increase (decrease) in net assets
  resulting from operations                    123,958,835      (68,657,819)

Distributions to shareholders
From net realized gain
Class A                                                 --      (12,731,986)
Class B                                                 --      (22,142,336)
Class C                                                 --       (1,081,725)
                                                        --      (35,956,047)

From fund share transactions                   115,116,636        8,946,471

NET ASSETS
Beginning of period                            246,965,897      486,041,368

End of period 1                               $486,041,368     $390,373,973

1 Includes accumulated net investment loss of $3,804 and $4,455, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-97    10-31-98    10-31-99    10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $25.11      $30.25      $33.89      $34.28      $49.99
Net investment loss 1                                    (0.19)      (0.23)      (0.18)      (0.33)      (0.37)
Net realized and unrealized
  gain (loss) on investments                              6.56        4.38        0.57       16.04       (5.99)
Total from investment
  operations                                              6.37        4.15        0.39       15.71       (6.36)
Less distributions
From net realized gain                                   (1.23)      (0.51)         --          --       (3.57)
Net asset value,
  end of period                                         $30.25      $33.89      $34.28      $49.99      $40.06
Total return 2 (%)                                       26.63       13.91        1.15       45.83      (13.56)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $53         $84         $93        $178        $145
Ratio of expenses
  to average net assets (%)                               1.68        1.61        1.60        1.50        1.50
Ratio of net investment loss
  to average net assets (%)                              (0.71)      (0.71)      (0.52)      (0.75)      (0.87)
Portfolio turnover (%)                                      57          39          61         147          91

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-97    10-31-98    10-31-99    10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $24.60      $29.40      $32.69      $32.83      $47.55
Net investment loss 1                                    (0.37)      (0.45)      (0.41)      (0.60)      (0.63)
Net realized and unrealized
  gain (loss) on investments                              6.40        4.25        0.55       15.32       (5.67)
Total from investment
  operations                                              6.03        3.80        0.14       14.72       (6.30)
Less distributions
From net realized gain                                   (1.23)      (0.51)         --          --       (3.57)
Net asset value,
  end of period                                         $29.40      $32.69      $32.83      $47.55      $37.68
Total return 2 (%)                                       25.76       13.11        0.43       44.84      (14.18)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $53        $124        $152        $294        $231
Ratio of expenses
  to average net assets (%)                               2.38        2.31        2.30        2.20        2.20
Ratio of net investment loss
  to average net assets (%)                              (1.41)      (1.41)      (1.22)      (1.46)      (1.57)
Portfolio turnover (%)                                      57          39          61         147          91

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-99 3  10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $33.94      $32.83      $47.55
Net investment loss 1                                    (0.28)      (0.64)      (0.63)
Net realized and unrealized
  gain (loss) on investments                             (0.83)      15.36       (5.67)
Total from investment
  operations                                             (1.11)      14.72       (6.30)
Less distributions
From net realized gain                                      --          --       (3.57)
Net asset value,
  end of period                                         $32.83      $47.55      $37.68
Total return 2 (%)                                       (3.27) 4    44.84      (14.18)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $2         $14         $15
Ratio of expenses
  to average net assets (%)                               2.40 5      2.20        2.20
Ratio of net investment loss
  to average net assets (%)                              (1.30) 5    (1.50)      (1.58)
Portfolio turnover (%)                                      61         147          91

1 Based on the average of the shares outstanding at the end of each month.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Class C shares began operations on 3-1-99.

4 Not annualized.

5 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Health Sciences Fund (the "Fund") is a non-diversified series of John Hancock World Fund, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital appreciation through investments in a portfolio consisting primarily of equity securities of issuers in the health-care industry.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. There was no borrowing under the line of credit during the year ended October 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2001, the Fund loaned securities having a market value of $21,786,207 collateralized by cash in the amount of $22,453,013. The cash collateral was invested in a short-term instrument.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction. The Fund had no open forward foreign currency exchange contracts on October 31, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $16,212,040 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires October 31, 2009.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's daily average net asset value in excess of $200,000,000.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $469,377 with regard to sales of Class A shares. Of this amount, $38,469 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $326,346 was paid as sales commissions to unrelated broker-dealers and $104,562 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $61,178 with regard to sales of Class C shares. Of this amount, $58,775 was paid as sales commissions to unrelated broker-dealers and $2,403 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended October 31, 2001, CDSCs received by JH Funds amounted to $580,107 for Class B shares and $13,351 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

The Fund has an independent advisory board composed of scientific and medical experts who provide the investment officers of the Fund with advice and consultation on health-care developments, for which the Fund pays the advisory board a fee.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

The listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                  YEAR ENDED 10-31-00          YEAR ENDED 10-31-01
                              SHARES           AMOUNT        SHARES         AMOUNT
CLASS A SHARES
Sold                       6,803,768     $295,102,700     1,190,826    $51,149,984
Distributions reinvested          --               --       256,996     11,670,104
Repurchased               (5,952,619)    (257,149,155)   (1,394,861)   (58,913,287)
Net increase                 851,149      $37,953,545        52,961     $3,906,801

CLASS B SHARES
Sold                       3,160,721     $132,966,633     1,344,113    $54,493,128
Distributions reinvested          --               --       436,023     18,748,579
Repurchased               (1,619,972)     (65,800,140)   (1,834,129)   (72,073,601)
Net increase               1,540,749      $67,166,493       (53,993)    $1,168,106

CLASS C SHARES 1
Sold                         289,772      $11,955,280       186,889     $7,462,957
Distributions reinvested          --               --        21,606        928,520
Repurchased                  (45,732)      (1,958,682)     (113,626)    (4,519,913)
Net increase                 244,040       $9,996,598        94,869     $3,871,564

NET INCREASE               2,635,938     $115,116,636        93,837     $8,946,471

1 Class C shares began operations on 3-1-99.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2001, aggregated $381,426,389 and $419,509,939, respectively.

The cost of investments owned at October 31, 2001, including short-term investments, for federal income tax purposes was $344,662,811. Gross unrealized appreciation and depreciation of investments aggregated $90,557,983 and $11,379,055, respectively, resulting in net unrealized appreciation of $79,178,928.

NOTE E
Reclassification of accounts

During the period ended October 31, 2001, the fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $3,112, a decrease in accumulated net investment loss of $5,602,724 and a decrease in capital paid-in of $5,599,612. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses and realized gain/loss on foreign currency transactions in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To The Board of Trustees and Shareholders of
John Hancock Health Sciences Fund
of the John Hancock World Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Health Sciences Fund (a series of John Hancock World Fund) (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2001



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 2001.

The Fund designated distributions to shareholders of $25,626,840 as long-term capital gain dividends.

With respect to the dividends paid by the Fund for the fiscal year ended October 31, 2001, no dividends qualify for the corporate dividends-received deduction available to corporations.

Shareholders will be mailed a 2001 U.S. Treasury Department Form
1099-DIV in January 2002. This will reflect the tax character of all distributions for the calendar year 2001.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Core Growth Fund
                    Core Value Fund
                    Focused Relative Value Fund
                    Growth Trends Fund
                    Large Cap Growth Fund
                    Large Cap Value Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Growth Fund
                    Small Cap Value Fund
                    Sovereign Investors Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Yield Bond Fund
                    Intermediate Government Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Tax-Free Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



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This report is for the information of
the shareholders of the John Hancock
Health Sciences Fund.

2800A  10/01
       12/01






John Hancock
Pacific Basin
Equities Fund

ANNUAL
REPORT

10.31.01

Sign up for electronic delivery at
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center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

For your information
page 29


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time in 2001, as the economy has slowed to a standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy into recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 18.80% year-to-date through October. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing primarily
in stocks of companies
located in the
Pacific Basin.

Over the last twelve months

* Economic conditions continued to deteriorate worldwide.

* Terrorist attacks in the U.S. reverberated throughout the global economy.

* Pacific Basin markets recovered somewhat late in the period as global political and monetary leaders took action to calm investor fears.

[Bar chart with heading "John Hancock Pacific Basin Equities Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2001." The chart is scaled in increments of 5% with -35% at the bottom and 0% at the top. The first bar represents the -31.38% total return for Class A. The second bar represents the -31.87% total return for Class
B. The third bar represents the -31.87% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.1%   Fountain Set Holdings Ltd.
 2.2%   Securenet Ltd.
 2.0%   NTT DoCoMo, Inc.
 2.0%   Nintendo Co., Ltd.
 2.0%   Shin-Etsu Chemical Co., Ltd.
 1.9%   Eisai Co., Ltd.
 1.7%   China Resources Enterprise Ltd.
 1.7%   Sumitomo Mitsui Banking Corp.
 1.6%   Drake Beam Morin-Japan, Inc.
 1.5%   Hirose Electric Co., Ltd.

As a percentage of net assets on October 31, 2001.



MANAGERS'
REPORT

BY RANDY KAHN FOR THE NICHOLAS-APPLEGATE CAPITAL MANAGEMENT PORTFOLIO MANAGEMENT TEAM

John Hancock
Pacific Basin Equities Fund

"...many of the same
 themes troubling U.S.
 investors were at play
 overseas, most notably
 worries about slowing
 global economic
 growth..."

Since assuming management of the John Hancock Pacific Basin Equities Fund on December 14, 2000, we have been faced with difficult market conditions amid a global slump in economic growth, a synchronized worldwide recession, and tremendous uncertainty in the wake of Sept. 11's terrorist attacks. During the first quarter of 2001, many of the same themes troubling U.S. investors were at play overseas, most notably worries about slowing global economic growth and corporate profits. Ongoing stagnation in Japan -- which is the world's second-largest economy and represents approximately one-seventh of total global output -- continued to cast a shadow over international markets. Weakness in the yen, political uncertainty over the fate of prime minister Yoshiro Mori and worries about the state of Japan's economy, as well as that of the U.S., drove equity prices lower. The second quarter began on an upbeat note, as Japan voters elected the country's charismatic new prime minister, Junichiro Koizumi. Because of Mr. Koizumi's popularity, investors saw this as the best chance of real reform in many years.

Global growth was slowing before the Sept. 11 terrorist attacks, but investors were anticipating that business activity would bottom out soon. That expectation changed the day of the tragedy, as the global economy's prospects became far more uncertain. Investing in Pacific Basin markets became a tug-of-war between a risk-averse investment community reeling from terrorism and a Fed-engineered boost in liquidity. Pacific Rim economies were adversely affected by falling global trade and the continuing difficulties in most areas of technology. In addition, Asian airlines and hotels were hit hard, while carmakers suffered from diminished demand from American consumers.

The ongoing slowdown in capital spending and declining appetite for consumer goods pressured export-driven economies such as Taiwan's and Hong Kong's. Companies in these nations supply many of the component parts for technology products, such as semiconductors and memory boards. The perception that declining consumer demand in the U.S. would cut earnings of companies in export-oriented countries such as Taiwan, South Korea, Singapore and Hong Kong triggered this decline.

FUND PERFORMANCE

For the 12 months ended October 31, 2001, the Fund's Class A, Class B and Class C shares posted total returns of -31.38%, -31.87 and -31.87%, respectively, at net asset value. During the same period, the benchmark MSCI All Country Pacific Free Index fell -28.47% and the average Pacific region fund returned -29.79%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

"...the turnaround that we
 were expecting to occur
 in the technology area
 earlier in the year did
 not materialize."

GROWTH STRATEGY, TECH STOCKS HURT

Throughout 2001, challenging investment conditions globally have negatively affected the Fund's returns, since its growth style has been out of favor. Investors have shunned growth stocks in favor of value-oriented companies, which have been rewarded for their generally modest but predictable earnings stream. In fact, companies with relatively high price-to-earnings ratios that met or exceeded their earnings expectations were actually punished due to concerns over their future growth rates.

Moreover, the turnaround that we were expecting to occur in the technology area earlier in the year did not materialize. For example, holdings in the semiconductor and semiconductor equipment industries, such as Taiwan Semiconductor Manufacturing and Samsung Electronics, have suffered declines amid an industry-wide inventory overhang. As a result, positions in the technology sector were consistently trimmed throughout the year.


[Table at top left-hand side of page entitled "Top five sectors." The first listing is Electronics 17%, the second is Retail 7%, the third Computers 6%, the fourth Real estate operations 5%, and the fifth Telecommunications 5%.]

[Bar chart at middle of page with heading "Top Countries As a percentage of net assets on October 31, 2001." The chart is divided into five sections:
Japan 41%, Hong Kong 12%, South Korea 11%, Taiwan 8% and Australia 8%.]

Contributing to the Fund's decline during the reporting period was stock selection in the financial services and technology groups. Financial services firms came under pressure because of high levels of non-performing loans, reduced lending and investment activity, and falling interest rates that generally squeeze the industry's overall profit margins.

On a country-specific basis, stock selection in Japan was a primary factor in the Fund's decline, despite a significant underweighting in this country. Poor performance of holdings in Singapore and Bermuda (which is not included in the benchmark) also hurt returns. After Sept. 11, we increased our exposure to an overweighted position in South Korea, as we believe structural reforms being introduced in the country will result in strong equity market performance.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Kumgang Korea Chemical followed by an up arrow with the phrase "Better-than-expected profit growth and attractive valuations." The second listing is Furukawa Electric followed by a down arrow with the phrase "Global slowdown in capital equipment spending dampened earnings." The third listing is Denway Motors followed by an up arrow with the phrase "Accelerating earnings driven by continued strong demand for Honda Accords."]

OUTLOOK

Export sales to the massive U.S. market are a major source of Asia's income and wealth. With the U.S. economy ailing, Asia is faring poorly as well. However, we believe there are reasons to be cautiously optimistic for Pacific Rim stocks going forward. Global interest-rate cuts have provided unprecedented levels of liquidity since the beginning of the year. From January through early October, there were more than 150 interest-rate cuts by central banks worldwide. There were also many stabilizing factors globally during the third quarter that strengthened market conditions, including China's clearance to join the World Trade Organization and Thailand's prime minister being cleared of corruption charges. Furthermore, the U.S. dollar may be past its point of unrivaled strength, which may also provide a boost to Pacific Rim markets. Finally, stock valuations in many countries are at levels unseen since the 1998 Russian default crisis.

"...there are reasons to be
 cautiously optimistic for
 Pacific Rim stocks..."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2001

The index used for
comparison is the
Morgan Stanley
Capital International
(MSCI) All Country
Pacific Free Index, a
regional index
composed of nine
developed and
emerging-market
countries.

It is not possible to
invest in an index.


                              Class A      Class B      Class C        Index
Inception date                 9-8-87       3-7-94       3-1-99           --

Average annual returns with maximum sales charge (POP)
One year                       -34.82%      -35.28%      -33.25%      -28.47%
Five years                      -8.18%       -8.26%          --        -8.61%
Ten years                        0.74%          --           --        -2.71%
Since inception                    --        -5.52%        0.65%          --

Cumulative total returns with maximum sales charge (POP)
One year                       -34.82%      -35.28%      -33.25%      -28.47%
Five years                     -34.74%      -35.01%          --       -36.26%
Ten years                        7.64%          --           --       -24.04%
Since inception                    --       -35.25%        1.75%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Morgan Stanley Capital International (MSCI) All Country Pacific Free Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Pacific Basin Equities Fund, before sales charge, and is equal to $11,327 as of October 31, 2001. The second line represents the value of the same hypothetical investment made in the John Hancock Pacific Basin Equities Fund, after sales charge, and is equal to $10,764 as of October 31, 2001. The third line represents the Index and is equal to $7,596 as of October 31, 2001.

                                    Class B 1    Class C 1
Inception date                       3-7-94       3-1-99
Without sales charge                 $6,475      $10,276
With maximum sales charge                --      $10,173
Index                                $6,083       $8,863

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2001

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. Common stocks and preferred stocks are further broken down by country. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES      ISSUER                                                                                             VALUE
COMMON STOCKS 94.72%                                                                                     $24,425,370
(Cost $24,678,913)


Australia  7.58%                                                                                          $1,953,717
  155,559   Boral Ltd. (Building)                                                                            255,814
   73,800   Delta Gold Ltd. (Metal)                                                                           84,991
  126,900   Macquarie Infrastructure Group (Finance)                                                         242,508
   68,400   Mayne Nickless Ltd. (Medical)                                                                    256,268
   38,900   News Corp. Ltd. (The) (Media)                                                                    267,619
   47,500   ResMed, Inc.* (Medical)                                                                          279,511
  679,200   Securenet Ltd.* (Computers)                                                                      567,006

China  6.49%                                                                                               1,674,260
  580,000   Beijing Datang Power Generation Co., Ltd. (Utilities)                                            211,923
  992,000   Chaoda Modern Agriculture Holdings Ltd.*
            (Agricultural Operations)                                                                        308,410
1,372,000   China Petroleum & Chemical Corp. (Oil & Gas)                                                     212,836
1,279,000   Guangshen Railway Co. Ltd. (Transport)                                                           208,247
1,036,000   PetroChina Co., Ltd. (Oil & Gas)                                                                 195,246
1,842,000   Qingling Motors Co., Ltd. (Automobile / Trucks)                                                  323,531
  988,000   Shenzhen Expressway Co. Ltd. (Engineering / R&D Services)                                        214,067

Hong Kong 11.98%                                                                                           3,088,451
  468,000   Cafe De Coral Holdings, Ltd. (Retail)                                                            273,000
1,842,000   China Overseas Land & Investment Ltd. (Real Estate Operations)                                   210,177
  442,000   China Resources Enterprise Ltd. (Real Estate Operations)                                         444,833
   70,000   CLP Holdings Ltd. (Utilities)                                                                    263,846
  628,700   Denway Motors Ltd. (Automobile / Trucks)                                                         209,567
  542,500   Dickson Concepts International Ltd. (Retail)                                                     118,237
6,592,000   Fountain Set Holdings Ltd. (Textile)                                                             811,323
  274,000   SmarTone Telecommunications Holdings Ltd.
            (Telecommunications)                                                                             309,128
  834,000   Techtronic Industries Co. Ltd. (Electronics)                                                     264,635
  644,000   Xinao Gas Holdings Ltd.* (Utilities)                                                             183,705

India  3.81%                                                                                                 981,409
   58,100   Hero Honda Motors Ltd. (Transport)                                                               268,890
   58,137   Hindustan Lever Ltd. (Soap & Cleaning Preparations)                                              260,884
    5,200   Infosys Technologies Ltd., American Depositary
            Receipts (ADR) (Computers)                                                                       245,492
   14,400   ITC Ltd. (Tobacco)                                                                               206,143

Indonesia  1.03%                                                                                             265,790
  207,000   PT Sepatu Bata Tbk (Retail)                                                                      265,790

Japan  40.85%                                                                                             10,534,567
    6,100   Aderans Co., Ltd. (Cosmetics & Personal Care)                                                    219,022
   18,000   Ajinomoto Co., Inc. (Food)                                                                       194,622
   16,000   Diamond Lease Co., Ltd. (Leasing Companies)                                                      194,410
    4,300   Drake Beam Morin-Japan, Inc. (Business Services -- Misc.)                                        410,543
   19,000   Eisai Co., Ltd. (Medical)                                                                        485,291
   43,000   Furukawa Electric Co., Ltd. (The) (Wire & Cable Products)                                        247,729
    4,900   Goldcrest Co., Ltd. (Real Estate Operations)                                                     276,698
       72   Goodwill Group, Inc. (The) (Business Services -- Misc.)                                          203,289
    5,200   Hirose Electric Co., Ltd. (Electronics)                                                          381,052
    6,300   Hokuto Corp. (Agricultural Operations)                                                           272,471
   36,000   JSR Corp. (Rubber -- Tires & Misc.)                                                              219,740
   19,000   Mitsui Fudosan Co., Ltd. (Real Estate Operations)                                                192,721
    2,250   Moshi Moshi Hotline, Inc. (Advertising)                                                          223,999
    5,800   Murata Manufacturing Co., Ltd. (Electronics)                                                     363,491
   41,000   NEC Corp. (Electronics)                                                                          371,374
    3,300   Nintendo Co., Ltd. (Leisure)                                                                     508,417
  162,000   Nippon Steel Corp. (Steel)                                                                       216,802
    4,800   Nippon System Development Co., Ltd. (Computers)                                                  246,375
   14,200   Nitto Denko Corp. (Electronics)                                                                  241,022
   17,000   Nomura Holdings, Inc. (Broker Services)                                                          223,347
       39   NTT DoCoMo, Inc. (Telecommunications)                                                            528,296
    1,300   OBIC Co., Ltd. (Computers)                                                                       286,425
    2,000   Oriental Land Co., Ltd. (Leisure)                                                                147,701
    9,900   Ryohin Keikaku Co., Ltd. (Retail)                                                                235,897
    7,000   Sazaby, Inc. (Retail)                                                                            240,483
   14,000   Sega Corp.* (Leisure)                                                                            272,471
    8,000   Seven-Eleven Japan Co., Ltd. (Retail)                                                            347,954
   35,000   Sharp Corp. (Electronics)                                                                        361,581
   18,400   Shikoku Electric Power Co., Inc. (Energy)                                                        310,058
   15,400   Shin-Etsu Chemical Co., Ltd. (Chemicals)                                                         506,443
   14,000   Shiseido Co., Ltd. (Cosmetics & Personal Care)                                                   138,349
   70,000   Sumitomo Mitsui Banking Corp. (Banks -- Foreign)                                                 432,413
   18,000   Taiyo Yuden Co., Ltd. (Electronics)                                                              243,241
   25,000   Takara Shuzo Co., Ltd. (Beverages)                                                               262,965
   23,400   THK Co., Ltd. (Machinery)                                                                        312,395
    5,400   United Arrows Ltd. (Retail)                                                                      215,480

Malaysia  1.01%                                                                                              261,829
1,474,000   Arab-Malaysian Corp. Berhad* (Finance)                                                           261,829

Philippine Islands 2.14%                                                                                     550,834
  414,600   Manila Electric Co.* (Utilities)                                                                 263,365
   39,300   Philippine Long Distance Telephone Co. (Telecommunications)                                      287,469

Singapore  2.02%                                                                                             520,040
  292,000   Marco Polo Developments Ltd. (Real Estate Operations)                                            277,096
  215,000   Singapore Technologies Engineering Ltd.
            (Engineering / R&D Services)                                                                     242,944

South Korea 8.78%                                                                                          2,265,418
   45,470   Cheil Industries, Inc. (Textiles)                                                                244,784
   26,180   Hana Bank (Banks -- Foreign)                                                                     203,802
  117,660   Hansol Paper Co., Ltd. (Paper & Paper Products)                                                  283,441
    4,770   Kumgang Korea Chemical Co., Ltd. (Building)                                                      310,364
   23,370   LG Chem Ltd.* (Chemicals)                                                                        289,636
   40,320   Pantech Co., Ltd.* (Telecommunications)                                                          241,420
    1,610   Samsung Electronics Co., Ltd. (Electronics)                                                      216,371
    4,100   Samsung SDI Co., Ltd. (Electronics)                                                              165,143
   16,700   Samyoung Heat Exchanger Co., Ltd. (Machinery)                                                    310,457

Taiwan  8.02%                                                                                              2,067,328
   59,000   Asustek Computer, Inc. (Computers)                                                               201,797
   26,275   Au Optronics Corp.* (Electronics)                                                                 11,957
   57,000   Hon Hai Precision Industry Co., Ltd. (Electronics)                                               211,478
1,005,000   Picvue Electronics, Ltd. (Electronics)                                                           316,065
  195,000   Premier Image Technology Corp. (Leisure)                                                         261,130
      256   President Chain Store Corp. (Retail)                                                                 479
  558,262   Taishin International Bank (Banks -- Foreign)                                                    199,033
   64,400   Taiwan Semiconductor Manufacturing Co. Ltd.* (Electronics)                                       113,867
   22,000   Taiwan Semiconductor Manufacturing Co. Ltd.*
            (ADR) (Electronics)                                                                              284,020
  313,550   United Microelectronics Corp.* (Electronics)                                                     258,111
   84,000   Via Technologies, Inc. (Electronics)                                                             209,391

Thailand  1.01%                                                                                              261,727
  118,800   PTT Exploration and Production Pcl (Oil & Gas)                                                   261,727

PREFERRED STOCKS 2.44%                                                                                      $630,002
(Cost $527,888)

South Korea 2.44%                                                                                            630,002
   31,430   LG Household & Health Care Ltd.*
            (Soap & Cleaning Preparations)                                                                   345,706
    4,980   Samsung Electronics Co., Ltd. (Electronics)                                                      284,296


                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE    (000s omitted)        VALUE
SHORT-TERM INVESTMENTS 6.19%                                                                              $1,595,580
(Cost $1,595,580)

Joint Repurchase Agreement 0.08%
Investment in a joint repurchase agreement transaction
  with Barclays Capital, Inc. -- Dated 10-31-01, due 11-01-01
  (Secured by U.S. Treasury Bond, 6.375% due 08-15-27 and
  U.S. Treasury Note, 3.625% due 01-15-08)                                      2.58%              $21       $21,000

                                                                                             NUMBER OF
                                                                                                SHARES
Cash Equivalents 6.11%
Navigator Securities Lending Prime Portfolio**                                               1,574,580     1,574,580

TOTAL INVESTMENTS 103.35%                                                                                $26,650,952

OTHER ASSETS AND LIABILITIES, NET (3.35%)                                                                  ($864,926)

TOTAL NET ASSETS 100.00%                                                                                 $25,786,026

 * Non-income producing security.

** Represents investment of security lending collateral.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




PORTFOLIO
CONCENTRATION

October 31, 2001

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.
                                                        VALUE AS A PERCENTAGE
INVESTMENT CATEGORIES                                           OF NET ASSETS
Advertising                                                              0.87%
Agricultural Operations                                                  2.25
Automobile / Trucks                                                      2.07
Banks -- Foreign                                                         3.24
Beverages                                                                1.02
Broker Services                                                          0.87
Building                                                                 2.20
Business Services -- Misc.                                               2.38
Chemicals                                                                3.09
Computers                                                                6.00
Cosmetics & Personal Care                                                1.39
Electronics                                                             16.66
Energy                                                                   1.20
Engineering / R&D Services                                               1.77
Finance                                                                  1.96
Food                                                                     0.75
Leasing Companies                                                        0.75
Leisure                                                                  4.61
Machinery                                                                2.42
Media                                                                    1.04
Medical                                                                  3.96
Metal                                                                    0.33
Oil & Gas                                                                2.60
Paper & Paper Products                                                   1.10
Real Estate Operations                                                   5.44
Retail                                                                   6.57
Rubber -- Tires & Misc.                                                  0.85
Soap & Cleaning Preparations                                             2.35
Steel                                                                    0.84
Telecommunications                                                       5.30
Textile                                                                  4.09
Tobacco                                                                  0.80
Transport                                                                1.85
Utilities                                                                3.58
Wire & Cable Products                                                    0.96
Short-Term Investments                                                   6.19

Total investments                                                      103.35%

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $26,802,381)                           $26,650,952
Cash                                                                  149,797
Foreign cash at value (cost $526,840)                                 527,042
Receivable for investments sold                                     1,370,773
Receivable for shares sold                                                250
Dividends and interest receivable                                      30,206
Other assets                                                            4,784

Total assets                                                       28,733,804

LIABILITIES
Payable for investments purchased                                     792,905
Payable for forward currency exchange contracts                         1,104
Payable for shares repurchased                                        349,355
Payable for securities on loan                                      1,574,580
Payable to affiliates                                                  79,731
Other payables and accrued expenses                                   150,103

Total liabilities                                                   2,947,778

NET ASSETS
Capital paid-in                                                    40,181,676
Accumulated net realized loss on investments and
  foreign currency transactions                                   (14,238,864)
Net unrealized depreciation of investments and
  translation on assets and liabilities in foreign currencies        (153,603)
Accumulated net investment loss                                        (3,183)

Net assets                                                        $25,786,026

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($11,791,977 [DIV] 1,225,572 shares)                            $9.62
Class B ($13,587,723 [DIV] 1,484,621 shares)                            $9.15
Class C ($406,326 [DIV] 44,396 shares)                                  $9.15

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($9.62 [DIV] 95%)                                            $10.13
Class C ($9.15 [DIV] 99%)                                               $9.24

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2001

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $40,512)              $574,662
Interest                                                              117,852
Security lending income                                                58,546

Total investment income                                               751,060

EXPENSES
Investment management fee                                             298,644
Class A distribution and service fee                                   49,877
Class B distribution and service fee                                  200,669
Class C distribution and service fee                                    6,378
Transfer agent fee                                                    231,834
Custodian fee                                                         199,112
Printing                                                               52,971
Registration and filing fee                                            49,090
Auditing fee                                                           31,300
Accounting and legal services fee                                       7,462
Legal fee                                                               4,106
Interest expense                                                        3,877
Trustee's fee                                                           2,568
Miscellaneous                                                           2,511

Total expenses                                                      1,140,399

Net investment loss                                                  (389,339)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments (net of foreign taxes of $84,392)                     (13,429,720)
Foreign currency transactions                                        (521,584)
Change in unrealized appreciation (depreciation) on
Investments                                                           477,503
Translation of assets and liabilities in foreign currencies           111,479

Net realized and unrealized loss                                  (13,362,322)

Decrease in net assets from operations                           ($13,751,661)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the pre-
vious period. The
difference reflects
earnings less
expenses, any
investment gains
and losses, distrib-
utions paid to
shareholders, if
any, and any
increase or
decrease in money
shareholders
invested in the
Fund.
                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  10-31-00         10-31-01


INCREASE (DECREASE) IN NET ASSETS

From operations
Net investment loss                              ($981,287)       ($389,339)
Net realized gain (loss)                        16,047,107      (13,951,304)
Change in net unrealized appreciation
  (depreciation)                               (12,782,530)         588,982

Increase (decrease) in net assets
  resulting from operations                      2,283,290      (13,751,661)

Distributions to shareholders
From net investment income
Class A                                           (729,130)              --
Class B                                           (785,439)              --
Class C                                            (16,867)              --

From net realized gain
Class A                                            (17,572)              --
Class B                                            (18,929)              --
Class C                                               (406)              --
                                                (1,568,343)              --

From fund share transactions                   (17,870,815)     (13,643,041)

NET ASSETS
Beginning of period                             70,336,596       53,180,728

End of period 1                                $53,180,728      $25,786,026

1 Includes accumulated net investment loss of $352,837 and $3,183, respectively.

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-97    10-31-98    10-31-99    10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $14.47      $11.63       $8.76      $14.46      $14.02
Net investment income (loss) 1                           (0.07)       0.02       (0.09)      (0.14)      (0.08)
Net realized and unrealized
  gain (loss) on investments                             (2.66)      (2.89)       5.79        0.08       (4.32)
Total from investment operations                         (2.73)      (2.87)       5.70       (0.06)      (4.40)
Less distributions
From net investment income                                  --          --          --       (0.37)         --
In excess of net investment income                          --          --          --       (0.01)         --
From net realized gain                                   (0.11)         --          --          --          --
                                                         (0.11)         --          --       (0.38)         --
Net asset value,
  end of period                                         $11.63       $8.76      $14.46      $14.02       $9.62
Total return 2 (%)                                      (19.03)     (24.68)      65.07       (0.57)     (31.38)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $21         $15         $33         $23         $12
Ratio of expenses to
  average net assets (%)                                  2.06        2.46        2.37        2.06        2.67
Ratio of net investment
  income (loss) to average
  net assets (%)                                         (0.49)       0.22       (0.77)      (0.81)      (0.64)
Portfolio turnover (%)                                     118         230         174         258         448

See notes to
financial statements.





FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-97    10-31-98    10-31-99    10-31-00    10-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $14.20      $11.32       $8.47      $13.89      $13.43
Net investment loss 1                                    (0.18)      (0.04)      (0.17)      (0.25)      (0.15)
Net realized and unrealized gain
  (loss) on investments                                  (2.59)      (2.81)       5.59        0.09       (4.13)
Total from investment operations                         (2.77)      (2.85)       5.42       (0.16)      (4.28)
Less distributions
From net investment income                                  --          --          --       (0.29)         --
In excess of net investment income                          --          --          --       (0.01)         --
From net realized gain                                   (0.11)         --          --          --          --
                                                         (0.11)         --          --       (0.30)         --
Net asset value,
  end of period                                         $11.32       $8.47      $13.89      $13.43       $9.15
Total return 2 (%)                                      (19.67)     (25.18)      63.99       (1.30)     (31.87)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $17         $13         $37         $29         $14
Ratio of expenses
  to average net assets (%)                               2.76        3.16        3.07        2.77        3.37
Ratio of net investment loss
  to average net assets (%)                              (1.19)      (0.48)      (1.47)      (1.51)      (1.36)
Portfolio turnover (%)                                     118         230         174         258         448

See notes to
financial statements.





FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-99 3  10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $9.09      $13.89      $13.43
Net investment loss 1                                    (0.13)      (0.24)      (0.17)
Net realized and unrealized
  gain (loss) on investments                              4.93        0.08       (4.11)
Total from investment
  operations                                              4.80       (0.16)      (4.28)
Less distributions
From net investment income                                  --       (0.29)         --
In excess of net investment income                          --       (0.01)         --
                                                            --       (0.30)         --
Net asset value,
  end of period                                         $13.89      $13.43       $9.15
Total return 2 (%)                                       52.81 4     (1.30)     (31.87)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $1          -- 6
Ratio of expenses to
  average net assets (%)                                  3.14 5      2.77        3.37
Ratio of net investment loss to
  average net assets (%)                                 (1.76)5     (1.48)      (1.48)
Portfolio turnover (%)                                     174         258         448

1 Based on the average of the shares outstanding at the end of each month.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Class C shares began operations on 3-1-99.

4 Not annualized.

5 Annualized.

6 Less than $500,000.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Pacific Basin Equities Fund (the "Fund") is a diversified series of John Hancock World Fund, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital appreciation through investment in a diversified portfolio of equity securities of issuers located in countries of the Pacific Basin.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes.

Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2001, the Fund loaned securities having a market value of $1,502,093 collateralized by cash in the amount of $1,574,580. The cash collateral was invested in a short-term instrument.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio trans actions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The Fund had the following open forward foreign currency exchange contracts at October 31, 2001:

                    PRINCIPAL AMOUNT       EXPIRATION        UNREALIZED
CURRENCY            COVERED BY CONTRACT    MONTH             DEPRECIATION

BUYS
Japanese Yen        8,828,134              NOV 01             ($572)

SELLS
Indonesian Rupiah   2,241,630,587          NOV 01             ($510)
Malaysian Ringgit   94,152                 NOV 01               (11)
Thailand Baht       559,320                NOV 01               (11)
                                                              ($532)

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, the Fund has $13,936,534 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires on October 31, 2009.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, capital gains and repatriation taxes imposed by certain countries in which the Fund invests, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $200,000,000. The Adviser has a sub advisory agreement with Nicholas-Applegate Capital Management. The Fund is not responsible for the payment of the subadviser's fees.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $15,745 with regard to sales of Class A shares. Of this amount, $2,041 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $5,881 was paid as sales commissions to unrelated broker-dealers and $7,823 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $1,068 with regard to sales of Class C shares. Of this amount, $1,066 was paid as sales commissions to unrelated broker-dealers and $2 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended October 31, 2001, CDSCs received by JH Funds amounted to $72,376 for Class B shares and $5,446 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fee based on the number of shareholder accounts plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensa tion Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                YEAR ENDED 10-31-00        YEAR ENDED 10-30-01
                              SHARES         AMOUNT       SHARES        AMOUNT
CLASS A SHARES
Sold                      10,699,330   $179,947,030    1,924,148   $23,188,386
Distributions reinvested      45,640        681,533           --            --
Repurchased              (11,346,221)  (191,472,067)  (2,348,182)  (28,626,186)
Net decrease                (601,251)  ($10,843,504)    (424,034)  ($5,437,800)

CLASS B SHARES
Sold                       1,939,050    $32,420,200      398,606    $4,406,414
Distributions reinvested      42,559        613,338           --            --
Repurchased               (2,465,762)   (40,082,317)  (1,080,841)  (12,317,177)
Net decrease                (484,153)   ($7,048,779)    (682,235)  ($7,910,763)

CLASS C SHARES
Sold                         316,429     $5,282,879      103,500    $1,182,673
Distributions reinvested       1,072         15,443           --            --
Repurchased                 (315,277)    (5,276,854)    (130,058)   (1,477,151)
Net increase (decrease)        2,224        $21,468      (26,558)    ($294,478)

NET DECREASE              (1,083,180)  ($17,870,815)  (1,132,827) ($13,643,041)

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2001, aggregated $152,787,955 and $165,500,947, respectively.

The cost of investments owned at October 31, 2001, including short-term investments, for federal income tax purposes was $27,104,711. Gross unrealized appreciation and depreciation of investments aggregated $1,263,492 and $1,717,251, respectively, resulting in net unrealized depreciation of $453,759.

NOTE E
Reclassification of capital accounts

During the year ended October 31, 2001, the fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments and foreign currency transactions of $210,595, a decrease in accumulated net investment loss of $738,993, and a decrease in capital paid-in of $949,588. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the net operating loss, realized gain/loss on foreign currency transactions and passive foreign investment companies in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment loss per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of the John Hancock Pacific Basin Equities Fund of the John Hancock World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Pacific Basin Equities Fund (a series of John Hancock World
Fund) (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2001



Shareholder meeting (unaudited)

On April 25, 2001, a special meeting of shareholders of the Fund was held. The shareholders approved proposals (vote in parentheses):

* To approve a new sub-investment management contract among the Fund, John Hancock Advisers, Inc. and Nicholas-Applegate Capital Management LP (1,912,507 For, 75,578 Against, and 93,954 Abstaining).

Since no quorum was present with regard to Proposal 2, the meeting was adjourned to May 2, 2001.

On May 2, 2001 the shareholders approved Proposals 2(a)-2(d) (votes in parentheses):

* To amend the Fund's investment restriction on borrowing money
(1,526,037 For, 141,781 Against, and 98,337 Abstaining).

* To amend the Fund's investment restriction on investing in commodities (1,504,918 For, 156,445 Against, and 104,791 Abstaining).

* To amend the Fund's investment restriction on diversification
(1,586,916 For, 84,482 Against, and 94,756 Abstaining).

* To eliminate the Fund's investment restriction on pledging assets (1,508,532 For, 150,472 Against, and 107,149 Abstaining).



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Core Growth Fund
                    Core Value Fund
                    Focused Relative Value Fund
                    Growth Trends Fund
                    Large Cap Growth Fund
                    Large Cap Value Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Growth Fund
                    Small Cap Value Fund
                    Sovereign Investors Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
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-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Yield Bond Fund
                    Intermediate Government Fund
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-------------------------------------------------------
International       European Equity Fund
                    Global Fund
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                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Tax-Free Fund
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                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, California 92101

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

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A tag line below reads "JOHN HANCOCK FUNDS."]

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www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information
of the shareholders of the John Hancock
Pacific Basin Equities Fund.

5800A  10/01
       12/01






John Hancock
Consumer
Industries
Fund

ANNUAL
REPORT

10.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

For your information
page 25


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time in 2001, as the economy has slowed to a standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy into recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 18.80% year-to-date through October. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing primar-
ily in stocks of
companies princi-
pally engaged in
providing goods
and services to
consumers.

Over the last eight months

* Stocks declined across the board, but consumer stocks held up better than the broader market.

* Food companies and large retailers were the top contributors to Fund performance.

* The Fund was positioned defensively, with an emphasis on stable, established companies.

[Bar chart with heading "John Hancock Consumer Industries Fund." Under the heading is a note that reads "Fund performance from inception March 1, 2001 through October 31, 2001." The chart is scaled in increments of 2% with -12% at the bottom and 0% at the top. The first bar represents the -11.00% total return for Class A. The second bar represents the -11.40% total return for Class B. The third bar represents the -11.40% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested.]

Top 10 holdings

10.9%   Anheuser-Busch
 9.3%   McDonald's
 8.9%   Philip Morris
 5.8%   Zimmer Holdings
 3.9%   Wal-Mart Stores
 3.8%   Dollar General
 3.4%   Citigroup
 3.1%   Pfizer
 2.9%   AOL Time Warner
 2.9%   Home Depot

As a percentage of net assets on October 31, 2001.



MANAGERS'
REPORT

BY WILLIAM L. BRAMAN FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Consumer Industries Fund

The past eight months were difficult for U.S. stocks. After a decade of expansion, the economy experienced a sharp slowdown amid excess inventories and business spending cutbacks. The Federal Reserve cut short-term interest rates seven times between March and October to prop up the flagging economy, but it wasn't enough to prevent corporate earnings from deteriorating. As a result, stocks suffered a significant decline that was only made worse by the horrific terrorist attacks of September 11.

"Consumer stocks held
 up better than the
 broader market thanks
 to the resiliency of
 consumer spending..."

Consumer stocks held up better than the broader market thanks to the resiliency of consumer spending, which until recently was one of the few bright spots in the economy. In particular, consumer staples stocks, such as drug and food makers, fared well because their products tend to remain in demand regardless of the economic environment.

FUND PERFORMANCE

From inception on March 1, 2001 to October 31, 2001, the John Hancock Consumer Industries Fund's Class A, Class B and Class C shares posted total returns of -11.00%, -11.40% and -11.40%, respectively, at net asset value. The Fund outperformed the Standard & Poor's 500 Index's -13.79% return in the same period, but trailed the Goldman Sachs Consumer Index's -9.76% return and the -7.84% return of the average miscellaneous/specialty fund, according to Lipper, Inc.1

[A photo of Team leader Will Braman flush right next to first paragraph.]

STRATEGY REVIEW

The Fund seeks long-term growth of capital by investing in the stocks of companies that produce or distribute goods and services to consumers. This includes not only traditional consumer stocks -- such as food and beverage makers, retailers and home products companies -- but also media, health-care and financial services stocks. We look for companies with strong growth prospects that we believe are undervalued.

FOOD STOCKS SHINE

The top-performing consumer stocks were the staples -- food, beverage and home products companies. Early in the period, the Fund benefited from several food stocks, including Horizon Organic, Hormel and Dean Foods. After these stocks surged in the spring and summer, we sold our holdings. Other food-related stocks in the portfolio also fared well, such as Kroger, a grocery store chain, and restaurant operator Outback Steakhouse, which we sold.

"The top-performing
 consumer stocks were the
 staples -- food, beverage
 and home products
 companies."

A MIXED BAG OF RETAILERS

Among retail stocks, there were pockets of strength and weakness. The best performers were large, broad retailers that offered a wide range of products at competitive prices. This group included home-improvement centers such as Lowe's and discount stores like Wal-Mart.

On the down side, specialty retailers struggled, especially during the summer and fall. The worst contributors to Fund performance during the period included two apparel chains, Abercrombie & Fitch and Talbots, and electronics retailer RadioShack. We sold Talbots and RadioShack.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Retail 28%, the second is Medical 16%, the third Beverages 12%, the fourth Computers 9%, and the fifth Tobacco 9%.]

NON-CONSUMER HOLDINGS HURT PERFORMANCE

The Fund can hold as much as 20% in non-consumer stocks, but we limited this to about 10% during the period. In this area, we target companies that help and support consumer companies. In this period, we mainly focused on computer software companies, such as VERITAS Software and Check Point Software Technologies. These stocks, like much of the technology sector, declined substantially during the period, but we like their prospects going forward.

[Pie chart at bottom of page with heading "Portfolio diversification As a percentage of net assets on 10-31-01." The chart is divided into two sections (from top to left): Common stocks 93% and Short-term investments & other 7%.]

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Lowe's followed by an up arrow with the phrase "Strong housing market helps home improvement companies." The second listing is VERITAS Software followed by a down arrow with the phrase "Demand slows in the downturn." The third listing is Abercrombie & Fitch followed by a down arrow with the phrase "Slowdown hits specialty retailers."]

OUTLOOK

Consumer spending weakened significantly in October, suffering its biggest one-month decline in 14 years. With a recession looming in the U.S., we expect corporate earnings to remain under pressure in the coming months. For the most part, the Fund is positioned defensively, emphasizing established companies with stable businesses. Our largest holdings -- Philip Morris, Anheuser-Busch and McDonald's -- reflect this approach.

"...the Fund is positioned
 defensively, emphasizing
 established companies with
 stable businesses."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
October 31, 2001

The index used for
comparison is the
Standard & Poor's
500 Index, an unman-
aged index that
includes 500 widely
traded common stocks.

It is not possible to
invest in an index.

                              Class A      Class B      Class C      Index
Inception date                 3-1-01       3-1-01       3-1-01         --

Average annual returns with maximum sales charge (POP)
Since inception 1              -15.48%      -15.83%      -13.15%    -13.79%

Cumulative total returns with maximum sales charge (POP)
Since inception                -15.48%      -15.83%      -13.15%    -13.79%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 Not annualized.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Consumer Industries Fund, before sales charge, and is equal to $8,900 as of October 31, 2001. The second line represents the Index and is equal to $8,621 as of October 31, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock Consumer Industries Fund, after sales charge, and is equal to $8,452 as of October 31, 2001.

                                    Class B      Class C
Inception date                       3-1-01       3-1-01
Without sales charge                 $8,860       $8,860
With maximum sales charge            $8,417       $8,684
Index                                $8,621       $8,621

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2001

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES                                 ISSUER                                                    VALUE
COMMON STOCKS 92.90%                                                                         $2,480,642
(Cost $2,647,584)

Beverages  11.82%                                                                               $315,560
7,000   Anheuser-Busch Cos., Inc.                                                                291,620
  500   Coca-Cola Co.                                                                             23,940

Computers  9.10%                                                                                 243,030
1,200   Adobe Systems, Inc.                                                                       31,680
2,000   Check Point Software Technologies Ltd.* (Israel)                                          59,040
2,000   Manugistics Group, Inc.*                                                                  15,400
6,000   Parametric Technology Corp.*                                                              42,060
2,000   Peregrine Systems, Inc.*                                                                  28,880
1,500   VERITAS Software Corp.*                                                                   42,570
5,000   Vignette Corp.*                                                                           23,400

Cosmetics & Personal Care 3.29%                                                                   87,870
  900   Estee Lauder Cos., Inc. (Class A)                                                         29,025
1,000   Gillette Co.                                                                              31,090
  500   Kimberly-Clark Corp.                                                                      27,755

Finance  3.41%                                                                                    91,040
2,000   Citigroup, Inc.                                                                           91,040

Food 3.29%                                                                                        87,910
  500   Groupe Danone, American Depositary Receipt (ADR) (France)                                 11,650
1,000   Kroger Co.                                                                                24,460
1,000   Nestle SA (ADR) (Switzerland)                                                             51,800

Insurance  1.14%                                                                                  30,385
  500   AdvancePCS*                                                                               30,385

Media  3.07%                                                                                      81,929
2,500   AOL Time Warner, Inc.*                                                                    78,025
  210   Disney (Walt) Co.                                                                          3,904

Medical  15.68%                                                                                  418,778
  150   Anthem, Inc.*                                                                              6,282
2,500   Community Health Systems, Inc.*                                                           62,500
2,000   Pfizer, Inc.                                                                              83,800
2,000   Province Healthcare Co.*                                                                  55,100
1,400   Universal Health Services, Inc. (Class B)                                                 56,546
5,000   Zimmer Holdings, Inc.*                                                                   154,550

Real Estate Investment Trust 2.98%                                                                79,620
2,000   Host Marriott Corp.                                                                       13,500
3,000   Starwood Hotels & Resorts Worldwide, Inc.                                                 66,120

Retail  27.85%                                                                                   743,550
1,000   Abercrombie & Fitch Co. (Class A)*                                                        18,820
7,000   Dollar General Corp.                                                                     100,030
2,500   Dollar Tree Stores, Inc.*                                                                 56,175
2,000   Family Dollar Stores, Inc.                                                                57,720
2,000   Gap, Inc., (The)                                                                          26,140
2,000   Home Depot, Inc.                                                                          76,460
1,000   Lowe's Cos., Inc.                                                                         34,100
9,500   McDonald's Corp.                                                                         247,665
1,500   Tweeter Home Entertainment Group, Inc.*                                                   23,640
2,000   Wal-Mart Stores, Inc.                                                                    102,800

Telecommunications 2.42%                                                                          64,630
3,000   General Motors Corp. (Class H)                                                            41,250
2,000   Liberty Media Corp. (Class A)*                                                            23,380

Tobacco  8.85%                                                                                   236,340
5,050   Philip Morris Cos., Inc.                                                                 236,340


                                                                  INTEREST         PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                    RATE    (000s omitted)       VALUE
SHORT-TERM INVESTMENTS 9.40%                                                                    $251,000
(Cost $251,000)

Joint Repurchase Agreement 0.97%                                                                 $26,000
Investment in a joint repurchase agreement transaction with
  Barclays Capital, Inc. -- Dated 10-31-01, due 11-01-01
  (Secured by U.S. Treasury Bond, 6.375% due 08-15-27
  and U.S. Treasury Note, 3.625% due 01-15-08)                      2.58%            $26          26,000

Government -- U.S. Agencies 8.43%                                                                225,000
Federal Home Loan Mortgage Assn., Discount Reference Bill,
  11-01-01                                                          Zero             225         225,000

TOTAL INVESTMENTS 102.30%                                                                     $2,731,642

OTHER ASSETS AND LIABILITIES, NET (2.30%)                                                       ($61,542)

TOTAL NET ASSETS 100.00%                                                                      $2,670,100

* Non-income producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $2,898,584)                             $2,731,642
Cash                                                                      637
Dividends and interest receivable                                         186
Receivable from affiliates                                                276

Total assets                                                        2,732,741

LIABILITIES
Payable for investments purchased                                      44,430
Other payables and accrued expenses                                    18,211

Total liabilities                                                      62,641

NET ASSETS
Capital paid-in                                                     2,991,594
Accumulated net realized loss on investments                         (159,975)
Net unrealized depreciation of investments                           (166,942)
Undistributed net investment income                                     5,423

Net assets                                                         $2,670,100

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($2,616,944 [DIV] 294,000 shares)                               $8.90
Class B ($26,578 [DIV] 3,000 shares)                                    $8.86
Class C ($26,578 [DIV] 3,000 shares)                                    $8.86

MAXIMUM OFFERING PRICE PER SHARE
Class A ($8.90 [DIV] 95%)                                               $9.37
Class C ($8.86 [DIV] 99%)                                               $8.95

See notes to
financial statements.



OPERATIONS

For the period ended
October 31, 2001 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $120)                  $14,915
Interest                                                               13,153

Total investment income                                                28,068

EXPENSES
Investment management fee                                              16,876
Class A distribution and service fee                                    5,838
Class B distribution and service fee                                      198
Class C distribution and service fee                                      198
Custodian fee                                                          17,641
Auditing fee                                                           10,000
Registration and filing fee                                             6,942
Printing                                                                1,700
Transfer agent fee                                                        673
Accounting and legal services fee                                         404
Miscellaneous                                                             140
Trustees' fee                                                              20
Legal fees                                                                 18

Total expenses                                                         60,648
Less expense reductions                                               (29,597)

Net expenses                                                           31,051

Net investment loss                                                    (2,983)

REALIZED AND UNREALIZED LOSS

Net realized loss from investments                                   (159,975)
Change in net unrealized depreciation
  on investments                                                     (166,942)

Net realized and unrealized loss                                     (326,917)

Decrease in net assets from operations                              ($329,900)

1 Inception period from 3-1-01 through 10-31-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets shows
how the value of
the Fund's net
assets has
changed during
the period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions
paid to share-
holders, if any,
and any increase
or decrease in
money share
holders invested
in the Fund.

                                                                     PERIOD
                                                                      ENDED
                                                                   10-31-01 1

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                                 ($2,983)
Net realized loss                                                  (159,975)
Change in net unrealized depreciation                              (166,942)

Decrease in net assets resulting
  from operations                                                  (329,900)

From fund share transactions                                      3,000,000

NET ASSETS
End of period 2                                                  $2,670,100

1 Class A, Class B and Class C shares began operations on 3-1-01.
2 Includes undistributed net investment income of $5,423.

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed during the period.

PERIOD ENDED                                                          10-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                                   $10.00
Net investment loss 2                                                    (0.01)
Net realized and unrealized
  loss on investments                                                    (1.09)
Total from
  investment operations                                                  (1.10)

Net asset value,
  end of period                                                          $8.90
Total return 3,4 (%)                                                    (11.00) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                                             $3
Ratio of expenses to
  average net assets (%)                                                  1.55 6
Ratio of adjusted expenses
  to average net assets 7 (%)                                             3.04 6
Ratio of net investment loss
  to average net assets (%)                                              (0.14) 6
Portfolio turnover (%)                                                     121

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                                          10-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                                   $10.00
Net investment loss 2                                                    (0.06)
Net realized and unrealized
  loss on investments                                                    (1.08)
Total from
  investment operations                                                  (1.14)

Net asset value,
  end of period                                                          $8.86
Total return 3,4 (%)                                                    (11.40) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                                             -- 8
Ratio of expenses to
  average net assets (%)                                                  2.25 6
Ratio of adjusted expenses
  to average net assets 7 (%)                                             3.74 6
Ratio of net investment loss
  to average net assets (%)                                              (0.84) 6
Portfolio turnover (%)                                                     121

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                                          10-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                                   $10.00
Net investment loss 2                                                    (0.06)
Net realized and unrealized
  loss on investments                                                    (1.08)
Total from investment operations                                         (1.14)

Net asset value,
  end of period                                                          $8.86
Total return 3,4 (%)                                                    (11.40) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                                             -- 8
Ratio of expenses to
  average net assets (%)                                                  2.25 6
Ratio of adjusted expenses
  to average net assets 7 (%)                                             3.74 6
Ratio of net investment loss
  to average net assets (%)                                              (0.84) 6
Portfolio turnover (%)                                                     121

1 Class A, Class B, and Class C shares began operations on 3-1-01.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total return would have been lower had certain expenses not been reduced during the period shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the period shown.

8 Less than $500,000.


See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Consumer Industries Fund (the "Fund") is a non-diversified series of John Hancock World Fund, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long term capital appreciation growth by investing principally in U.S. and foreign companies engaged in providing goods and services to consumers.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned as of October 31, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has a $114,047 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire carryforward expires October 31, 2009.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.85% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $500,000,000 and (c) 0.75% in excess of $1,000,000,000.

The Adviser has agreed to limit the Fund's expenses, excluding distribution and service fees, to 1.25% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the expense reduction amounted to $29,597 for the period ended October 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended October 31, 2001, JH Funds received no net up-front sales charges with regard to sales of Class A or Class C shares.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended October 31, 2001, no CDSCs were received by JH Funds.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). The Fund pays a monthly transfer agent fee based on the number of shareholder accounts plus certain out-of-pocket expenses.

The Adviser and other subsidiaries of JHLICo owned 300,000 shares of beneficial interest of the Fund as of October 31, 2001.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                               PERIOD ENDED 10-30-01 1
                                                  SHARES      AMOUNT
CLASS A SHARES 2
Sold                                             294,000  $2,940,000
Net increase                                     294,000  $2,940,000

CLASS B SHARES 2
Sold                                               3,000     $30,000
Net increase                                       3,000     $30,000

CLASS C SHARES 2
Sold                                               3,000     $30,000
Net increase                                       3,000     $30,000

NET INCREASE                                     300,000  $3,000,000

1 Inception period from 3-1-01 through 10-31-01.

2 Class A, Class B and Class C shares began operations on 3-1-01.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended October 31, 2001, aggregated $6,139,680 and $3,332,120 respectively.

The cost of investments owned at October 31, 2001, including short-term investments for federal income tax purposes was $2,944,512. Gross unrealized appreciation and depreciation of investments aggregated $39,718 and $252,588, respectively, resulting in net unrealized depreciation of $212,870.

NOTE E
Reclassification of capital accounts

During the period ended October 31, 2001, the Fund has reclassified amounts to reflect an increase in undistributed net investment income of $8,406, and a decrease in capital paid-in of $8,406. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to accounting for book/tax differences. The calculation of net investment income in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of the John Hancock Consumer Industries Fund of
John Hancock World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Consumer Industries Fund (a series of John Hancock World
Fund) (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from March 1, 2001 (commencement of operations) through October 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2001



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its taxable period ended October 31, 2001.

With respect to the distribution paid by the Fund for the fiscal year ended October 31, 2001, 0% of the distributions qualify for the dividends-received deduction available to corporations.

Shareholders will receive a 2001 U.S. Treasury Department Form 1099-DIV in January 2002. This will reflect the total of all distributions, which are taxable for calendar year 2001.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Core Growth Fund
                    Core Value Fund
                    Focused Relative Value Fund
                    Growth Trends Fund
                    Large Cap Growth Fund
                    Large Cap Value Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Growth Fund
                    Small Cap Value Fund
                    Sovereign Investors Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Yield Bond Fund
                    Intermediate Government Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Tax-Free Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of the shareholders of the John Hancock Consumer Industries Fund.

7100A  10/01
       12/01






John Hancock
Biotechnology
Fund

ANNUAL
REPORT

10.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Manager's report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 10

For your information
page 25


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time in 2001, as the economy has slowed to a standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy into recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 18.80% year-to-date through October. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing primarily
in stocks of U.S.
and foreign
companies princi
pally engaged
in research,
development and
manufacture of
various biotech
nology products,
services and
processes.

Over the last eight months

* A slowing economy and investors' aversion to risk pressured biotechnology stocks.

* The Fund began operations March 1, 2001.

* Many human health-related stocks produced gains for the Fund.

[Bar chart with heading "John Hancock Biotechnology Fund." Under the heading is a note that reads "Fund performance from inception March 1, 2001 through October 31, 2001." The chart is scaled in increments of 1% with -6% at the bottom and 0% at the top. The first bar represents the -5.10% total return for Class A. The second bar represents the -5.60% total return for Class B. The third bar represents the -5.60% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 7.4%   Amgen
 5.4%   Genzyme
 5.1%   ImClone Systems
 5.0%   IDEC Pharmaceuticals
 4.3%   MedImmune
 4.2%   Genentech
 4.0%   Gilead Sciences
 3.7%   Cephalon
 3.5%   Biogen
 3.4%   ICOS

As a percentage of net assets on October 31, 2001.



MANAGER'S
REPORT

BY LINDA I. MILLER, CFA, PORTFOLIO MANAGER

John Hancock
Biotechnology Fund

Although biotech stocks generally fared better than the overall stock market, they lived up to their volatile reputation during the eight-month period that extended from March 1, 2001 -- when the John Hancock Biotechnology Fund commenced operations -- through October 31, 2001. In the initial months of 2001, biotechnology stocks remained tangled up in the technology sector's woes, with few investors willing to divorce biotech stocks from technology stocks. But by early spring, there was a growing recognition that the biotechnology industry had a very different, and much more positive, profit outlook than the technology sector. For the second calendar quarter of 2001, the Nasdaq Biotechnology Index rose by about 40%.

"Although biotech stocks
 generally fared better
 than the overall stock
 market, they lived up
 to their volatile
 reputation..."

Beginning in mid-summer, however, biotech stocks stumbled, as investors lost some of their appetite for higher-growth, more risky investments in the wake of a slowing economy, wobbly global financial markets and the tragic events of September 11. Even so, the fundamentals of the biotech industry remained reasonably strong, with revenues and earnings growing at a much better pace than the overall economy in general and the health-care sector in particular. Furthermore, clinical trials and product approvals produced generally favorable results.

PERFORMANCE AND STRATEGY REVIEW

For the eight months from inception March 1, 2001 to October 31, 2001, John Hancock Biotechnology Fund's Class A, Class B and Class C shares had total returns of -5.10%, -5.60% and -5.60%, respectively, at net asset value. During the same period, the average health/biotechnology objective fund had a total return of -5.84%, according to Lipper, Inc.1 while the Standard & Poor's 500 Index returned -13.79%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions.

[A photo of Portfolio manager Linda Miller flush right next to first paragraph.]

LEADERS AND LAGGARDS

Many of the Fund's investments in human health-related stocks, which make up the vast majority of the Fund's holdings, posted strong gains during the period and were some of its best performers. One example was Gilead Sciences. Its stock rose in anticipation of the Federal Drug Administration's approval of an anti-AIDS treatment which is a once-a-day pill that can be used by patients who have failed other HIV therapies. The drug ultimately received broad marketing approval from the FDA in late October.

"Many of the Fund's
 investments in human
 health-related stocks...
 posted strong gains..."

Companies with advancements in the treatment of cancer also posted solid gains during the period. A good example was ImClone Systems, maker of an experimental drug designed to keep cancerous tumors from growing. Its stock shot higher when Bristol-Myers agreed to pay ImClone as much as $1 billion for the right to promote and develop the drug in the United States, Canada and Japan. Another advancement on the cancer treatment front helped buoy IDEC Pharmaceuticals, maker of treatments for patients with non-Hodgkin's lymphoma.

Genzyme's stock also turned in strong gains. The company, which specializes in developing, manufacturing and marketing drugs that treat rare genetic disorders, continued to enjoy positive results from its lead product, Cerezyme, a treatment for Gaucher disease. But the stock really took off after the company acquired GelTex Pharmaceuticals, maker of a well-received drug which is used to treat mineral imbalances that afflict dialysis patients.

[Table at top left-hand side of page entitled "Top industry groups." The first listing is Biotechnology-medical 97% and the second is Instruments-scientific 1%.]

BIOTECH SUPPLIERS MIXED

Some suppliers to the biotech industry also were among the winners. Bruker Daltonics, maker of sophisticated equipment known as "mass spectrometry" tools, rose thanks to solid revenue and earnings growth, outperforming some of its competitors. However, the stock prices of Fund holdings Waters Corp. and Applied Biosystems posted significant declines as competition intensified and large pharmaceutical and biotech customers delayed purchases in response to an uncertain economy. Foreign currency exchange also ate into overseas sales, as the dollar appreciated against the euro and the yen. We sold them both. Affymetrix also performed poorly as orders for its genetic microarrays -- or gene chips -- slowed temporarily because of product quality issues at that fast-growth company. The world's largest biotech company, Amgen, also suffered stock losses in response to the company's lowering its sales forecasts for key drugs.

[Pie chart at bottom of page with heading "Portfolio diversification As a percentage of net assets on 10-31-01." The chart is divided into two sections (from top to left): Common stocks 99%, and Short-term investments & other 1%.]

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Gilead Sciences followed by an up arrow with the phrase "New HIV treatment approved." The second listing is ImClone followed by an up arrow with the phrase "Bristol-Myers invests in company's cancer fighting drug." The third listing is Waters Corp. followed by a down arrow with the phrase "Slowing economy moderates rapid sales growth."]

OUTLOOK

Our outlook for new biotechnology products -- the lifeblood of many companies in this sector -- is quite favorable. Many of the major, more established companies have already introduced, or are awaiting approval of, some very exciting new drugs. In addition, there are a number of companies waiting in the wings with products that have shown very good results in clinical trials.

But, much as it has over the past year, the near-term outlook for biotech hinges on the overall market and the health of the economy. Continued weak economic growth and global uncertainties could continue to put pressure on the sector as investors seek out less volatile investment areas. On the other hand, expectations for an economic rebound could fan demand for higher-growth sectors of the market, including biotech stocks. With uncertainty as the watchword, we expect continued volatility in the months ahead.

"Our outlook for new
 biotechnology products--
 the lifeblood of many
 companies in this sector--
 is quite favorable."

No matter what happens over the short term, our longer-term enthusiasm for biotech stocks remains intact. A year after the mapping of the human genome, there's an abundance of new possibilities ranging from research focused on predicting disease susceptibility, to finding cures in fields such as cancer and cardiovascular disease. Furthermore, the aging population is driving demand for more and better drugs and new therapies.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2001

The index used for
comparison is the
Standard & Poor's 500
Index, Index 1, an
unmanaged index that
includes 500 widely
traded common stocks.
Also shown on page 7
is the Nasdaq
Biotechnology Index,
Index 2, an unman
aged index that
represents the largest
and most actively
traded Nasdaq biotech
nology stocks.

It is not possible to
invest in an index.

                              Class A      Class B      Class C       Index 1
Inception date                 3-1-01       3-1-01       3-1-01          --

Average annual returns with maximum sales charge (POP)
Since inception 1              -9.88%      -10.32%       -7.47%     -13.79%

Cumulative total returns with maximum sales charge (POP)
Since inception                -9.88%      -10.32%       -7.47%     -13.79%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 Not annualized.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the two indexes described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Biotechnology Fund, before sales charge, and is equal to $9,490 as of October 31, 2001. The second line represents the value of the same hypothetical $10,000 investment made in the John Hancock Biotechnology Fund, after sales charge, and is equal to $9,012 as of October 31, 2001. The third line represents the Index 2 and is equal to $8,975 as of October 31, 2001. The fourth line represents the Index and is equal to $8,621 as of October 31, 2001.

                                    Class B      Class C
Inception date                       3-1-01       3-1-01
Without sales charge                 $9,440       $9,440
With maximum sales charge            $8,968       $9,252
Index 1                              $8,621       $8,621
Index 2                              $8,975       $8,975

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2001

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES   ISSUER                                                                       VALUE
COMMON STOCKS 98.55%                                                            $11,736,650
(Cost $11,667,493)

Biotechnology -- Medical 97.39%                                                 $11,598,650
 8,500   Abgenix, Inc.*                                                             253,215
 5,000   Affymetrix, Inc.*                                                          150,250
15,500   Amgen, Inc.*                                                               880,710
17,500   Applied Imaging Corp.*                                                      36,225
 4,000   Aviron*                                                                    133,200
 7,500   Biogen, Inc.*                                                              412,500
 7,000   Cephalon, Inc.*                                                            441,350
 8,500   Charles River Laboratories International, Inc.*                            285,600
 6,500   Chiron Corp. *                                                             349,830
10,000   COR Therapeutics, Inc.*                                                    225,300
 7,000   CV Therapeutics, Inc.*                                                     276,080
10,000   Exelixis, Inc.*                                                            134,000
 9,500   Genentech, Inc.*                                                           496,375
12,000   Genzyme Corp.*                                                             647,400
 7,500   Gilead Sciences, Inc.*                                                     471,750
 6,500   Human Genome Sciences, Inc.*                                               277,095
 7,000   ICOS Corp.*                                                                404,250
10,000   IDEC Pharmaceuticals Corp.*                                                599,800
15,500   Illumina, Inc.*                                                            155,155
10,000   ImClone Systems, Inc.*                                                     611,900
 7,500   Immunex Corp.*                                                             179,175
 6,000   Invitrogen Corp.*                                                          368,040
15,000   Isis Pharmaceuticals, Inc.*                                                311,400
10,000   Medarex, Inc.*                                                             206,000
13,000   MedImmune, Inc.*                                                           510,120
13,000   Millennium Pharmaceuticals, Inc.*                                          330,980
 7,500   Myriad Genetics, Inc.*                                                     345,000
 5,000   Neurocrine Biosciences, Inc.*                                              210,350
 7,500   NPS Pharmaceuticals, Inc.*                                                 270,975
 6,500   OSI Pharmaceuticals, Inc.*                                                 296,920
11,500   Protein Design Labs, Inc.*                                                 379,615
10,000   Regeneron Pharmaceuticals, Inc.*                                           221,000
 6,000   Serono SA* American Depositary Receipt (ADR) (Switzerland)                 114,840
11,000   SICOR, Inc.*                                                               206,250
 7,000   Tularik, Inc.*                                                             161,000
10,000   Vertex Pharmaceuticals, Inc.*                                              245,000

Instruments -- Scientific 1.16%                                                     138,000
 6,000   Bruker Daltonics, Inc.*                                                    138,000

                                                             INTEREST      PAR VALUE
ISSUER, DESCRIPTION                                          RATE          (000S OMITTED)
SHORT-TERM INVESTMENTS 0.99%                                                                $118,000
(Cost $118,000)

Joint Repurchase Agreement 0.99%
Investment in a joint repurchase agreement transaction with
  Barclays Capital, Inc. -- Dated 10-31-01, due 11-01-01
  (Secured by U.S. Treasury Bonds, 6.375% due 08-15-27
  and U.S. Treasury Note, 3.625% due 01-15-08)               2.58%         $118              118,000

TOTAL INVESTMENTS 99.54%                                                                 $11,854,650

OTHER ASSETS AND LIABILITIES, NET 0.46%                                                      $54,530

TOTAL NET ASSETS 100.00%                                                                 $11,909,180


* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $11,785,493)        $11,854,650
Cash                                                   338
Receivable for investments sold                    223,952
Receivable for shares sold                         119,130
Dividends and interest receivable                        8
Receivable from affiliates                          24,385
Other assets                                             3

Total assets                                    12,222,466

LIABILITIES
Payable for investments purchased                  275,100
Other payables and accrued expenses                 38,186

Total liabilities                                  313,286

NET ASSETS
Capital paid-in                                 12,026,607
Accumulated net realized loss on investments      (193,952)
Net unrealized appreciation of investments          69,157
Undistributed net investment income                  7,368

Net assets                                     $11,909,180

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($5,817,937 [DIV] 613,126 shares)            $9.49
Class B ($3,801,840 [DIV] 402,618 shares)            $9.44
Class C ($2,289,403 [DIV] 242,466 shares)            $9.44

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($9.49 [DIV] 95%)                          $9.99
Class C ($9.44 [DIV] 99%)                            $9.54

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.


OPERATIONS

For the period ended
October 31, 2001 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Interest                                           $18,427
Dividends                                              149

Total investment income                             18,576

EXPENSES
Investment management fee                           44,158
Class A distribution and service fee                 8,993
Class B distribution and service fee                13,312
Class C distribution and service fee                 5,775
Registration and filing fee                         81,338
Custodian fee                                       26,510
Auditing fee                                        20,000
Printing                                            12,578
Transfer agent fee                                  12,374
Miscellaneous                                        1,085
Accounting and legal services fee                    1,011
Advisory board                                         201
Legal fee                                               52
Trustees' fee                                           45

Total expenses                                     227,432
Less expense reductions                           (135,568)

Net expenses                                        91,864

Net investment loss                                (73,288)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                  (193,952)
Change in unrealized appreciation on investments    69,157

Net realized and unrealized loss                  (124,795)

Decrease in net assets from operations           ($198,083)

1 Inception period from 3-1-01 through 10-31-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed dur-
ing the period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions
paid to share-
holders and any
increase or
decrease in
money share-
holders invested
in the Fund.

                                                         YEAR
                                                        ENDED
                                                     10-31-01 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                  ($73,288)
Net realized loss                                    (193,952)
Change in net unrealized appreciation                  69,157

Decrease in net assets
  resulting from operations                          (198,083)

From fund share transactions                       12,107,263

NET ASSETS

End of period 2                                   $11,909,180

1 Inception period from 3-1-01 through 10-31-01.

2 Includes undistributed net investment income of $7,368.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed during the period.

PERIOD ENDED                                          10-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00
Net investment loss 2                                    (0.07)
Net realized and unrealized loss on investments          (0.44)
Total from investment operations                         (0.51)
Net asset value, end of period                           $9.49
Total return 3,4 (%)                                     (5.10) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $6
Ratio of expenses to average net assets (%)               1.60 6
Ratio of adjusted expenses to average net assets 7 (%)    4.34 6
Ratio of net investment loss to average net assets (%)   (1.15) 6
Portfolio turnover (%)                                      63

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00
Net investment loss 2                                    (0.13)
Net realized and unrealized loss on investments          (0.43)
Total from investment operations                         (0.56)
Net asset value, end of period                           $9.44
Total return 3,4 (%)                                     (5.60) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $4
Ratio of expenses to average net assets (%)               2.30 6
Ratio of adjusted expenses to average net assets 7 (%)    5.05 6
Ratio of net investment loss to average net assets (%)   (2.01) 6
Portfolio turnover (%)                                      63

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00
Net investment loss 2                                    (0.13)
Net realized and unrealized loss on investments          (0.43)
Total from investment operations                         (0.56)
Net asset value, end of period                           $9.44
Total return 3,4 (%)                                     (5.60) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $2
Ratio of expenses to average net assets (%)               2.30 6
Ratio of adjusted expenses to average net assets 7 (%)    5.05 6
Ratio of net investment loss to average net assets (%)   (2.07) 6
Portfolio turnover (%)                                      63

1 Class A, Class B and Class C shares began operations on 3-1-01.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total return would have been lower had certain expenses not been reduced during the period shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the period shown.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Biotechnology Fund (the "Fund") is a non-diversified series of John Hancock World Fund, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital appreciation by investing principally in equity securities of biotechnology companies.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended October 31, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $139,642 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires October 31, 2009.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.85% of the next $500,000,000 and (c) 0.80% of the Fund's average daily net asset value in excess of $1,000,000,000.

The Adviser has agreed to limit the Fund's expenses, excluding distribution and service fees, to 1.30% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the expense reduction amounted to $135,568 for the period ended October 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended October 31, 2001, JH Funds received net up-front sales charges of $65,856 with regard to sales of Class A shares. Of this amount, $4,793 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $52,414 was paid as sales commissions to unrelated broker-dealers and $8,649 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended October 31, 2001, JH Funds received net up-front sales charges of $25,788 with regard to sales of Class C shares. Of this amount, $25,662 was paid as sales commissions to unrelated broker-dealers and $126 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended October 31, 2001, CDSCs received by JH Funds amounted to $5,761 for Class B shares and $5,566 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

The Fund has an independent advisory board composed of scientific and medical experts who provide the investment officers of the Fund with advice and consultation on developments in the biotechnology industry, for which the Fund pays the advisory board a fee.

The Adviser and other subsidiaries of JHLICo owned 300,000 shares of beneficial interest of the Fund as of October 31, 2001.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the period, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                              PERIOD ENDED 10-31-01 1
                              SHARES         AMOUNT
CLASS A SHARES 2
Sold                         665,816     $6,459,423
Repurchased                  (52,690)      (506,142)
Net increase                 613,126     $5,953,281

CLASS B SHARES 2
Sold                         487,491     $4,643,759
Repurchased                  (84,873)      (761,602)
Net increase                 402,618     $3,882,157

CLASS C SHARES 2
Sold                         250,608     $2,342,919
Repurchased                   (8,142)       (71,094)
Net increase                 242,466     $2,271,825

NET INCREASE               1,258,210    $12,107,263

1 Inception period from 3-1-01 through 10-31-01.
2 Class A, Class B and Class C shares began operations on 3-1-01.

NOTE D
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended October 31, 2001, aggregated $16,458,678 and $4,597,233, respectively.

The cost of investments owned at October 31, 2001, including short-term investments, for federal income tax purposes was $11,839,802. Gross unrealized appreciation and depreciation of investments aggregated $847,296 and $832,448, respectively, resulting in net unrealized appreciation of $14,848.

NOTE E
Reclassification of
accounts

During the period ended October 31, 2001, the fund has reclassified amounts to reflect an increase in accumulated net investment income of $80,656, and a decrease in capital paid-in of $80,656. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of non-deductible stock issuance costs in the computation of distributable income under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment loss per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Biotechnology Fund of the John Hancock World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Biotechnology Fund (a series of John Hancock World Fund) (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods from March 1, 2001 (commencement of operations) through October 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2001



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 2001.

The Fund designated no distributions to shareholders as capital gain dividends.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Core Growth Fund
                    Core Value Fund
                    Focused Relative Value Fund
                    Growth Trends Fund
                    Large Cap Growth Fund
                    Large Cap Value Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Growth Fund
                    Small Cap Value Fund
                    Sovereign Investors Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Yield Bond Fund
                    Intermediate Government Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Tax-Free Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-544-6713



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A tag line below reads "JOHN HANCOCK FUNDS."]

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1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

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Now available: electronic delivery
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This report is for the information of
the shareholders of the John Hancock
Biotechnology Fund.

7300A  10/01
       12/01






John Hancock
Communications
Fund

ANNUAL
REPORT

10.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery


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center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 8

For your information
page 21


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time in 2001, as the economy has slowed to a standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy into recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 18.80% year-to-date through October. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing primar-
ily in the stocks of
U.S. and foreign
communications
companies.

Over the last five months

* Persistent weakness in the economy combined with the September 11 terrorist attacks to increase the likelihood of a recession.

* The Fed continued its campaign of aggressively lowering short-term interest rates.

* The Fund employed a defensive positioning aimed at communications companies with strong cash flows and solid balance sheets.

[Bar chart with heading "John Hancock Communications Fund." Under the heading is a note that reads "Fund performance from inception June 1, 2001 through October 31, 2001." The chart is scaled in increments of 10% with -40% at the bottom and 0% at the top. The first bar represents the -30.60% total return for Class A. The second bar represents the -30.80% total return for Class B. The third bar represents the -30.80% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested.]

Top 10 holdings

 6.7%   Sprint Corp. (FON Group)
 6.7%   Verizon Communications
 6.3%   Cisco Systems
 6.0%   Sprint Corp. (PCS Group)
 5.4%   Viacom
 4.7%   QUALCOMM
 4.7%   PMC-Sierra
 4.4%   AT&T
 4.2%   AOL Time Warner
 3.7%   American Tower

As a percentage of net assets on October 31, 2001.



MANAGERS'
REPORT

BY PAUL J. BERLINGUET FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Communications Fund

Communications stocks did not perform well during the period, although there were some signs that the worst might be behind us. Many companies in our sector had to cope with sharply reduced capital spending on telecommunications and Internet infrastructure projects. This drop was partly a result of excessive capital spending in the late 1990s boom years and was also due to weaker demand in a soft economy. One symptom of the difficult environment was the virtual disappearance of funding available to CLECs (competitive local exchange carriers), while in the long-distance arena we saw intense price competition. Even the growth in wireless subscribers slowed substantially from its former breakneck pace, although in absolute terms, growth continued at a healthy clip. Deteriorating consumer and investor confidence resulted in falling stock prices for most of the period, and this trend was sharply exacerbated by the September 11 terrorist attacks.

"Many companies in
 our sector had to cope
 with sharply reduced
 capital spending on
 telecommunications
 and Internet infra
 structure projects."

The primary positive factor was the Federal Reserve Board, which reduced short-term interest rates starting in January and continued cutting through October. The Fed's actions brought the federal funds target rate down to 2.50%, a level not seen since the Kennedy administration. Following the terrorist attacks, the Fed also flooded the financial system with liquidity through its open market operations. The Fed's responsiveness, together with investors' anticipation of improved conditions next year, contributed to a respectable rally in the popular stock indexes during the latter half of September and most of October. The rally brought most widely followed indexes back near the levels at which they traded before the events of September 11.

[A photo of Team leader Paul Berlinguet flush right next to first paragraph.]

PERFORMANCE

We responded to the unfavorable conditions by increasing the Fund's exposure to companies with strong cash flows and solid balance sheets, such as the RBOCs (regional Bell operating companies). Some of our favorites in that category included Verizon Communications and SBC Communications. We also liked the RBOCs because of their plans to increase their long-distance market share and roll out DSL, a high-speed mode of Internet access. In addition, we pursued selected investments in wireless communications, primarily service providers. On the other hand, we mostly avoided telecommunications equipment companies because of the poor supply/demand conditions. However, these defensive maneuvers could not overcome a fundamentally poor investment environment. From its inception on June 1, 2001, through October 31, 2001, the Fund's Class A, Class B, and Class C shares returned -30.60%, -30.80%, and -30.80%, respectively, finishing well ahead of the NASDAQ Telecommunications Index, which posted a return of -38.30%. In addition, the Fund performed in line with the -30.73% return of the average telecommunications fund, according to Lipper, Inc.1

"We responded to the
 unfavorable conditions by
 increasing the Fund's
 exposure to companies
 with strong cash flows
 and solid balance
 sheets..."

MANAGEMENT STRATEGIES

Our management style involves looking for companies with strong fundamentals and attractive valuations; we typically avoid taking positions based solely on valuation. We want to see long-term business models that make sense and management teams in whom we have confidence. However, some of our most valuable research comes from our contacts with the customers and suppliers of the companies that interest us. These sources allow us to cross-check information received from senior management and supplement the "official" version of a company's story with the "street-smart" version.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Telecommunications 50%, the second is Media 15%, the third Electronics 8%, the fourth Computers 6%, and the fifth Fiber optics 5%.]

POSITIVE AND NEGATIVE CONTRIBUTORS

Among the stocks that contributed positively to the Fund's performance, Sprint PCS was a standout. The company enjoys a cost advantage over its competitors with respect to upgrading to the next generation of wireless technology. In addition, Sprint PCS has healthy subscriber growth rates and is one of the few companies to have a profitable prepaid wireless operation. AT&T was another positive contributor. We bought the stock as an asset play -- that is, on the theory that the company's component parts were worth more separately than investors were willing to pay for the company as a whole. Confirming this view, buyers began to emerge for AT&T's cable unit, boosting the share price of the parent company.

[Pie chart at bottom of page with heading "Portfolio diversification As a percentage of net assets on 10-31-01." The chart is divided into two sections (from top to left): Common stock 84% and Short-term investments & other 16%.]

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Sprint PCS followed by an up arrow with the phrase "Strong subscriber growth, profitable prepaid wireless business." The second listing is Comverse Technology followed by a down arrow with the phrase "Outlook for enhanced wireless services temporarily clouded." The third listing is VERITAS Software followed by a down arrow with the phrase "Fall in corporate spending on data storage solutions."]

On the downside, Amdocs, which provides billing systems for a number of large telecommunications service providers, was hurt by reduced spending for its systems in the slower economic climate. Openwave Systems and Comverse Technology, providers of gateway technology and value-added services, respectively, for the cellular-phone market, both suffered from the slowdown in capital spending and subsequent delay in moving to the next generation of wireless technology. Finally, VERITAS Software declined because of reduced demand for its data backup and recovery software. We sold all four stocks. AOL Time Warner and Viacom both stumbled due to the weak advertising market, but their earnings nevertheless held up relatively well. We continue to like the long-term prospects for these two holdings and have maintained our positions in them.

"We believe we might have
 passed the worst part of
 the slowdown."

LOOKING AHEAD

We believe we might have passed the worst part of the slowdown. In the telecommunications equipment area, for instance, we are beginning to see some stabilization in inventory patterns. Furthermore, although capital spending will likely fall again next year, the decline should be smaller than it was in 2001. Another positive development is that many companies in our sector are once again starting to feel more confident about providing earnings and revenue guidance. Finally, we are heartened by the Fed's aggressive easing of interest rates, as well as by attempts in Washington to pass more tax cuts and other legislation that could help stimulate the economy. However, these efforts will take time to work, and for the time being we are comfortable with the Fund's somewhat defensive tilt.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2001

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.



SHARES           ISSUER                                                                          VALUE
COMMON STOCKS 83.79%                                                                        $1,743,308
(Cost $2,095,296)


Computers  6.26%                                                                              $130,284
7,700   Cisco Systems, Inc.*                                                                   130,284

Electronics  7.90%                                                                             164,418
5,000   ONI Systems Corp.*                                                                      24,450
6,000   PMC-Sierra, Inc.*                                                                       97,380
1,400   Xilinx, Inc.*                                                                           42,588

Fiber Optics 4.91%                                                                             102,116
4,000   CIENA Corp.*                                                                            65,040
4,600   Corning, Inc.*                                                                          37,076

Media  15.08%                                                                                  313,733
2,800   AOL Time Warner, Inc.*                                                                  87,388
3,000   Charter Communications, Inc. (Class A)*                                                 42,420
1,200   Clear Channel Communications, Inc.*                                                     45,744
1,000   Univision Communications, Inc. (Class A)*                                               25,000
3,100   Viacom, Inc. (Class B)*                                                                113,181

Telecommunications  49.64%                                                                   1,032,757
2,000   AT&T Canada, Inc.* (Canada)                                                             59,280
6,000   AT&T Corp.                                                                              91,500
4,574   AT&T Wireless Services, Inc.*                                                           66,049
7,000   American Tower Corp. (Class A)*                                                         77,140
1,500   BellSouth Corp.                                                                         55,500
2,000   Dobson Communications Corp. (Class A)*                                                  19,740
3,000   Nokia Corp., American Depositary Receipt (ADR) (Finland)                                61,530
2,000   QUALCOMM, Inc.*                                                                         98,240
3,000   RF Micro Devices, Inc.*                                                                 61,320
1,000   SBC Communications, Inc.                                                                38,110
7,000   Sprint Corp. (FON Group)                                                               140,000
5,600   Sprint Corp. (PCS Group)*                                                              124,880
2,800   Verizon Communications, Inc.                                                           139,468


                                                               INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                 RATE    (000s omitted)        VALUE
SHORT-TERM INVESTMENTS 16.77%                                                                 $349,000
(Cost $349,000)

Government -- U.S. Agencies 13.22%
Federal Home Loan Mortgage Assn., Discount
  Reference Bill, 11-01-01                                        Zero            $275         275,000

Joint Repurchase Agreement 3.55%
Investment in a joint repurchase agreement transaction with
  Barclays Capital, Inc. -- Dated 10-31-01, due 11-01-01
  (Secured by U.S. Treasury Bond, 6.375% due 08-15-27
  and U.S. Treasury Note, 3.625% due 01-15-08)                    2.58%             74          74,000

TOTAL INVESTMENTS 100.56%                                                                   $2,092,308

OTHER ASSETS AND LIABILITIES, NET (0.56%)                                                     ($11,699)

TOTAL INVESTMENTS 100.00%                                                                   $2,080,609

* Non-income producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

  The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $2,444,296)                             $2,092,308
Cash                                                                      192
Dividends and interest receivable                                       1,849
Receivable from affiliates                                              2,621

Total assets                                                        2,096,970

LIABILITIES
Other payables and accrued expenses                                    16,361

Total liabilities                                                      16,361

NET ASSETS
Capital paid-in                                                     2,991,915
Accumulated net realized loss on investments                         (564,945)
Net unrealized depreciation of investments                           (351,988)
Undistributed net investment income                                     5,627

Net assets                                                         $2,080,609

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($2,039,117 [DIV] 294,006 shares)                               $6.94
Class B ($20,746 [DIV] 3,000 shares)                                    $6.92
Class C ($20,746 [DIV] 3,000 shares)                                    $6.92

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($6.94 [DIV] 95%)                                             $7.31
Class C ($6.92 [DIV] 99%)                                               $6.99

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
October 31, 2001 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest                                                               $9,887
Dividends                                                               4,097

Total investment income                                                13,984

EXPENSES
Investment management fee                                               9,196
Class A distribution and service fee                                    3,004
Class B distribution and service fee                                      102
Class C distribution and service fee                                      102
Custodian fee                                                          10,055
Auditing fee                                                           10,000
Registration and filing fee                                             6,954
Printing                                                                1,117
Accounting and legal services fee                                         213
Miscellaneous                                                             127
Transfer agent fee                                                         40
Legal fee                                                                  12
Trustees' fee                                                               8

Total expenses                                                         40,930
Less expense reductions                                               (24,438)

Net expenses                                                           16,492

Net investment loss                                                    (2,508)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss from investments                                   (564,945)
Change in net unrealized depreciation
  on investments                                                     (351,988)

Net realized and unrealized loss                                     (916,933)

Decrease in net assets from operations                              ($919,441)

1 Inception period from 6-1-01 through 10-31-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed dur-
ing the period.
The difference
reflects earnings
less expenses,
any investment
gains and losses
and any increase
or decrease in
money share-
holders invested
in the Fund.


                                                                       PERIOD
                                                                        ENDED
                                                                     10-31-01 1
INCREASE (DECREASE) IN NET ASSETS

From operations
Net investment loss                                                   ($2,508)
Net realized loss                                                    (564,945)
Change in net unrealized depreciation                                (351,988)

Decrease in net assets
  resulting from operations                                          (919,441)

From fund share transactions                                        3,000,050

NET ASSETS
End of period 2                                                    $2,080,609

1 Inception period from 6-1-01 through 10-31-01.
2 Includes undistributed net investment income of $5,627.

See notes to
financial statements.

FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed during the period.

PERIOD ENDED                                               10-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                        $10.00
Net investment loss 2                                         (0.01)
Net realized and unrealized loss on investments               (3.05)
Total from investment operations                              (3.06)

Net asset value, end of period                                $6.94
Total return 3, 4 (%)                                        (30.60) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                          $2
Ratio of expenses to average net assets (%)                    1.60 6
Ratio of adjusted expenses to average net assets 7 (%)         3.99 6
Ratio of net investment loss to average net assets (%)        (0.23) 6
Portfolio turnover (%)                                           81

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                               10-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                        $10.00
Net investment loss 2                                         (0.03)
Net realized and unrealized loss on investments               (3.05)
Total from investment operations                              (3.08)

Net asset value, end of period                                $6.92
Total return 3, 4 (%)                                        (30.80) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                          -- 8
Ratio of expenses to average net assets (%)                    2.30 6
Ratio of adjusted expenses to average net assets 7 (%)         4.69 6
Ratio of net investment loss to average net assets (%)        (0.93) 6
Portfolio turnover (%)                                           81

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                               10-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                        $10.00
Net investment loss 2                                         (0.03)
Net realized and unrealized loss on investments               (3.05)
Total from investment operations                              (3.08)

Net asset value, end of period                                $6.92
Total return 3, 4 (%)                                        (30.80) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                          -- 8
Ratio of expenses to average net assets (%)                    2.30 6
Ratio of adjusted expenses to average net assets 7 (%)         4.69 6
Ratio of net investment loss to average net assets (%)        (0.93) 6
Portfolio turnover (%)                                           81

1 Class A, Class B and Class C shares began operations on 6-1-01.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total return would have been lower had certain expenses not been reduced during the period shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the period shown.

8 Less than $500,000.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Communications Fund (the "Fund") is a non-diversified series of John Hancock World Fund, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned as of October 31, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $558,949 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires October 31, 2009.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $500,000,000 of the Fund's average daily net asset value (b) 0.85% of the next $500,000,000 and (c) 0.80% of the Fund's average daily net asset value in excess of $1,000,000,000.

The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees, to 1.30% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the reduction in the Fund's expenses amounted to $24,438 for the period ended October 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended October 31, 2001, JH Funds received no net up-front sales charges with regard to sales of Class A and Class C shares.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended October 31, 2001, there were no CDSCs received by JH Funds for Class B and Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

The Adviser and other subsidiaries of JHLICo owned 300,000 shares of beneficial interest of the Fund as of October 31, 2001.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold, during the period, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                                PERIOD ENDED 10-31-01 1
                                                 SHARES        AMOUNT
CLASS A SHARES 2
Sold                                            294,006    $2,940,050
Net increase                                    294,006    $2,940,050

CLASS B SHARES 2
Sold                                              3,000       $30,000
Net increase                                      3,000       $30,000

CLASS C SHARES 2
Sold                                              3,000       $30,000
Net increase                                      3,000       $30,000

NET INCREASE                                    300,006    $3,000,050

1 Inception period from 6-1-01 through 10-31-01.

2 Class A, Class B and Class C shares began operations on 6-1-01.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended October 31, 2001, aggregated $3,851,426 and $1,191,185, respectively.

The cost of investments owned at October 31, 2001, including short-term investments, for federal income tax purposes was $2,450,292. Gross unrealized appreciation and depreciation of investments aggregated $24,401 and $382,385, respectively, resulting in net unrealized depreciation of $357,984.

NOTE E
Reclassification of accounts

During the period ended October 31, 2001, the Fund has reclassified amounts to reflect an increase in undistributed net investment income of $8,135 and a decrease in capital paid-in of $8,135. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of book/tax differences on certain expenses under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment loss per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Communications Fund of John Hancock World Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Communications Fund (a series of John Hancock World Fund) (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 1, 2001 (commencement of operations) through October 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2001



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its taxable period ended October 31, 2001.

The fund designated no distributions to shareholders as capital gain dividends.



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110



HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Communications Fund.

7400A  10/01
       12/01






John Hancock
European
Equity Fund

ANNUAL
REPORT

10.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 14

For your information
page 29


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time in 2001, as the economy has slowed to a standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy into recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 18.80% year-to-date through October. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges - from the Great Depression, to wars, natural disasters and global financial turmoil - and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by invest-
ing primarily in
stocks of companies
located in Europe.

Over the last twelve months

* Economic conditions continued to deteriorate worldwide.

* Terrorist attacks in the U.S. rippled through the global economy.

* The markets rebounded late in the period as political and monetary leaders took action to calm investor fears.

[Bar chart with heading "John Hancock European Equity Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2001." The chart is scaled in increments of 10% with -30% at the bottom and 0% at the top. The first bar represents the -28.96% total return for Class A. The second bar represents the -29.44% total return for Class B. The third bar represents the -29.44% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]


Top 10 holdings

 2.0%   Barclays
 1.6%   Riunione Adriatica di Sicurta
 1.6%   TotalFinaElf
 1.4%   Technip
 1.3%   E.On
 1.3%   Stora Enso Oyj
 1.2%   Swiss Re
 1.2%   BAE Systems
 1.2%   Royal Bank of Scotland Group
 1.2%   British American Tobacco

As a percentage of net assets on October 31, 2001.



MANAGERS'
REPORT

BY LORETTA MORRIS FOR THE NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
PORTFOLIO MANAGEMENT TEAM

John Hancock
European Equity
Fund

Conditions in global equity markets presented challenges for investors throughout 2001, exacerbated by the tragic events of September 11. Since the Fund's fiscal year began last November, U.S. and international equity markets have been bracing for a tough investment environment in the face of slowing economic and earnings growth globally. The terrorist attacks on U.S. soil have heightened investor concerns on many of the macroeconomic trends that were in place for much of this year.

"Similar to the trend in
 the United States,
 economic expansion
 has slowed markedly
 in Europe."

Amid a deceleration in U.S. industrial-sector growth following massive investments in technology in 1999, the U.S. economy entered a period of slower growth starting in the second half of 2000. Similar to the trend in the United States, economic expansion has slowed markedly in Europe. Among the 12-member Eurozone countries, growth slowed to 0.1% in the second quarter of 2001, down from 0.5% posted in the first quarter. Despite slowing growth, the Eurozone remained out of recession (loosely defined as two straight quarters of falling output) during the reporting period.

In an effort to revive flagging growth, central banks worldwide have moved to reduce interest rates. Through the end of October, central bankers cut interest rates more than 150 times and, especially after the September 11 attacks, injected massive amounts of liquidity into the global economy.

FUND PERFORMANCE

For the 12 months ended October 31, 2001, the Fund's Class A, Class B and Class C shares posted total returns of -28.96%, -29.44% and -29.44%, respectively, at net asset value. During the same period, the benchmark MSCI Europe Index returned -22.56% and the average European equity fund returned -25.89%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

FUND'S GROWTH STRATEGY OUT OF FAVOR

Prior to September 11, we were concerned that slowing global growth would affect corporate earnings in certain industries more than the market expected. Thus we had positioned the portfolio in companies likely to outperform in a weak economic environment, which resulted in the Fund holding up relatively well after the attacks.

"...the Fund was hardest
 hit by declines in the
 commercial/industrial and
 transportation groups."

However, throughout 2001, rough investment conditions globally have negatively affected our returns because growth stocks, which are the Fund's focus, have been out of favor, while value-oriented companies have been rewarded. In fact, companies with relatively high price-earnings ratios that met or exceeded their earnings expectations were punished due to concerns over their future growth rates.

STOCK, COUNTRY AND SECTOR CHOICES

Despite this challenging environment, we continue to find companies that demonstrate strong positive, sustainable change and also have predictable earnings patterns. For example, two of the portfolio's larger holdings -- Diageo, the U.K. spirits and food company, and Nestle, the Swiss food producer -- are both undergoing restructuring that will shed costs, expand distribution and increase margins. These positions have performed quite well.

On a country basis, stock selection in Denmark, the Netherlands and Portugal were the primary contributors to the Fund's decline during the period. A majority of the countries represented in the MSCI Europe Index fell in the 12 months ended October 31, 2001; among the lone bright spots for the Fund's holdings were positive performance in Spain, Ireland and Finland.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Medical 14%, the second is Banks-foreign 11%, the third Oil & gas 9%, the fourth Insurance 9%, and the fifth Telecommunications 5%.]

By sector, the Fund was hardest hit by declines in the commercial/ industrial and transportation groups. Transportation stocks sold off significantly following the terrorist attacks in September. On the positive side, stock selection and underweight exposure to the financial services sector helped mitigate the Fund's decline.

OUTLOOK

We expect that the terrorist attacks will accelerate the global economic slowdown, though recovery may now come more quickly. Consumer and business confidence will undoubtedly be hit, though the magnitude and duration of that impact will depend on a number of scenarios -- success of the fight against terrorism; further terrorist attacks; improved domestic security; absorption of central bank liquidity and rate cuts.

[Bar chart at middle of page with heading "Top countries As a percentage of net assets on 10-31-01" The chart is divided into five sections:
United Kingdom 28%, France 16%, Germany 7%, Italy 6% and Spain 6%.]

Despite a difficult environment for global equities in 2001, a number of factors inspire optimism. The European Central Bank, the Bank of England and many other central banks worldwide have reduced the level of short-term interest rates to encourage borrowing by consumers and businesses, thereby helping stimulate economic growth. Furthermore, after posting declines in September, global markets bounced back in the first weeks of October but may reflect short-term oversold conditions. In the wake of the United States-led war on terrorism and the first retaliatory attacks in Afghanistan, international markets posted gains. Looking at the longer term, we believe the case for international investing remains compelling amid the positive themes of structural changes such as tax and pension reform in Europe. The trend toward a rising equity culture in Europe and Japan also bodes well for international equity markets.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Inditex followed by an up arrow with the phrase "Rapid expansion and strong same-store sales increases." The second listing is Oxford GlycoSciences followed by a down arrow with the phrase "Negative data from flagship product and poor earnings visibility." The third listing is Altana AG followed by an up arrow with the phrase "Successful new-product launch and strong product pipeline."]

"We expect that the terrorist
 attacks will accelerate the
 global economic slowdown,
 though recovery may now
 come more quickly."

At Nicholas-Applegate, we remain committed to our proven investment philosophy and process despite changing market conditions. Our goal has always been to identify companies with increasing earnings growth and we have held true to our investment discipline. Over full market cycles, earnings drive stock prices, and over time, growth has rewarded investors. We are constantly monitoring developments as they unfold and assessing their implications for the John Hancock European Equity Fund. We are confident that our consistent focus on buying well-run companies that have the ability to outpace expectations will continue to benefit our clients over the long term. Finally, we thank you for your patience and support during what has been a trying year for all of us.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2001

The index used for
comparison is the
Morgan Stanley
Capital International
(MSCI) Europe Index,
an unmanaged index
used to measure the
performance of securi-
ties listed on European
stock exchanges.

It is not possible to
invest in an index.

                             Class A     Class B     Class C       Index
Inception date                3-2-98      6-1-98      3-1-99         --

Average annual returns with maximum sales charge (POP)
One year                      -32.53%     -32.97%     -30.85%     -22.56%
Since Inception                -7.86%     -11.15%     -12.10%         --

Cumulative total returns with maximum sales charge (POP)
One year                      -32.53%     -32.97%     -30.85%     -22.56%
Since Inception               -25.93%     -33.23%     -29.12%         --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the MSCI Europe Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $9,227 as of October 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock European Equity Fund, before sales charge, and is equal to $7,800 as of October 31, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock European Equity Fund, after sales charge, and is equal to $7,407 as of October 31, 2001.
                                    Class B      Class C 1
Inception date                       6-1-98       3-1-99
Without sales charge                 $6,883       $7,162
With maximum sales charge            $6,677       $7,090
Index                                $8,276       $8,302

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2001

This schedule is divided into five main categories: common stocks, preferred stocks, rights, warrants and short-term investments. The common and preferred stocks, rights and warrants are further broken down by country. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 91.65%                                                                                      $15,163,343
(Cost $16,126,692)

Belgium  1.16%                                                                                               $191,546
  1,500   Interbrew* (Beverages)                                                                               38,910
  2,100   Omega Pharma SA (Medical)                                                                            87,926
  1,700   UCB SA (Medical)                                                                                     64,710

Denmark  3.70%                                                                                                611,681
  3,600   Carlsberg AS (Beverages)                                                                            153,055
  3,000   ISS AS* (Waste Disposal Service & Equip.)                                                           141,315
  1,400   NEG Micon AS (Energy)                                                                                38,215
  4,100   Novo Nordisk AS (Medical)                                                                           166,141
  5,600   Novozymes AS (Medical)                                                                              112,955

Finland  2.55%                                                                                                422,675
  8,500   Perlos Oyj (Electronics)                                                                             84,863
 22,800   Sonera Oyj (Telecommunications)                                                                     126,531
 17,400   Stora Enso Oyj (Paper & Paper Products)                                                             211,281

France  15.80%                                                                                              2,613,736
  5,000   Alstom SA (Machinery)                                                                                76,363
  2,800   Altran Technologies SA (Engineering/R&D Services)                                                   128,441
  1,900   Atos Origin SA* (Computers)                                                                         138,425
  2,560   Aventis SA (Medical)                                                                                188,237
  2,100   BNP Paribas SA (Banks -- Foreign)                                                                   174,529
  3,600   Castorama Dubois Investissement SA (Retail)                                                         171,291
  2,400   Ingenico SA (Computers)                                                                              51,700
  1,100   L'Oreal SA (Cosmetics & Personal Care)                                                               75,887
 20,800   Orange SA* (Telecommunications)                                                                     168,377
  2,200   PSA Peugeot Citroen SA (Automobile/Trucks)                                                           89,342
  2,400   Sanofi-Synthelabo SA (Medical)                                                                      158,123
  4,500   STMicroelectronics NV (Electronics)                                                                 127,092
  1,994   Technip-Coflexip SA (Building)                                                                      225,264
  1,900   TotalFinaElf SA (Oil & Gas)                                                                         266,597
  1,500   Unibail SA (Real Estate Operations)                                                                  77,645
 13,700   Usinor SA (Steel)                                                                                   144,173
  1,500   Vinci SA (Engineering/R&D Services)                                                                  90,395
  3,900   Vivendi Environnement SA (Utilities)                                                                149,820
  2,400   Vivendi Universal SA (Diversified Operations)                                                       112,035

Germany  5.87%                                                                                                971,038
  2,500   Altana AG (Medical)                                                                                 116,928
  1,500   AMB Generali Holding AG (Insurance)                                                                 161,226
  2,700   Bayerische Motoren Werke (BMW) AG (Automobile/Trucks)                                                80,238
  4,186   E.On AG (Diversified Operations)                                                                    217,999
  2,400   Fresenius Medical Care AG (Medical)                                                                 148,668
  1,600   Gehe AG (Medical)                                                                                    59,867
    705   Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)                                           186,112

Greece  0.67%                                                                                                 110,093
  6,800   Hellenic Telecommunications Organization SA
            (Telecommunications)                                                                              110,093

Ireland  3.35%                                                                                                554,716
 20,100   Bank of Ireland (Banks -- Foreign)                                                                  178,545
 16,200   Irish Life & Permanent Plc (Insurance)                                                              170,031
  7,000   Riverdeep Group Plc* American Depositary Receipts (ADR)
            (Computers)                                                                                       129,920
 67,700   Tullow Oil Plc* (Oil & Gas)                                                                          76,220

Israel  0.56%                                                                                                  92,620
  2,200   Taro Pharmaceutical Industries Ltd.* (Medical)                                                       92,620

Italy  6.24%                                                                                                1,032,499
 11,250   Autogrill SpA (Retail)                                                                               90,057
 19,300   Autostrade SpA (Transport)                                                                          121,168
 12,100   ENI SpA (Oil & Gas)                                                                                 151,496
 48,900   Parmalat Finanziaria SpA (Food)                                                                     130,630
 22,459   Riunione Adriatica di Sicurta SpA (Insurance)                                                       269,276
 31,400   Saipem SpA (Oil & Gas)                                                                              155,053
 21,100   Telecom Italia Mobile SpA (Telecommunications)                                                      114,819

Netherlands  6.07%                                                                                          1,004,347
  7,300   Aegon NV (Insurance)                                                                                183,191
  3,100   Akzo Nobel NV (Chemicals)                                                                           127,007
  4,400   DSM NV (Chemicals)                                                                                  143,066
  7,200   Fortis (NL) NV (Insurance)                                                                          170,320
  3,475   Heineken NV (Beverages)                                                                             127,680
  3,000   IHC Caland NV (Oil & Gas)                                                                           149,624
  4,300   Van der Moolen Holding NV (Finance)                                                                 103,459

Norway  2.61%                                                                                                 431,566
  6,400   Gjensidige NOR Sparebank (Banks -- Foreign)                                                         179,422
 17,600   Smedvig ASA (Oil & Gas)                                                                             128,544
  8,800   TGS Nopec Geophysical Co. ASA* (Oil & Gas)                                                          123,600

Spain  6.23%                                                                                                1,030,958
  3,200   Acciona SA (Building)                                                                               113,662
  2,200   Acerinox SA (Steel)                                                                                  68,842
  7,300   Altadis SA (Tobacco)                                                                                119,829
  3,900   Banco Popular Espanol SA (Banks -- Foreign)                                                         130,843
 27,600   Corporacion Mapfre, Compania Internacional
          de Reaseguros SA (Insurance)                                                                        150,687
 13,800   Iberdrola SA (Utilities)                                                                            189,538
  5,500   Industria de Diseno Textil SA* (Retail)                                                             102,402
  6,900   Sogecable SA* (Media)                                                                               155,155

Sweden  1.72%                                                                                                 284,666
  2,100   Perbio Science AB* (Medical)                                                                         27,956
 10,200   Svenska Handelsbanken AB (Banks -- Foreign)                                                         125,744
 25,400   Swedish Match AB (Tobacco)                                                                          130,966

Switzerland  5.36%                                                                                            886,529
    800   Nestle SA (Food)                                                                                    165,841
  4,242   Novartis AG (Medical)                                                                               158,624
  1,203   Roche Holding AG (Medical)                                                                           83,312
  5,300   Serona SA* ADR (Medical)                                                                            101,442
  2,000   Swiss Re* (Insurance)                                                                               205,467
  3,700   UBS AG* (Banks -- Foreign)                                                                           171,843

United Kingdom  28.07%                                                                                      4,645,161
  5,900   Abbey National Plc (Banks -- Foreign)                                                                87,681
 19,100   Allied Domecq Plc (Beverages)                                                                        97,113
 20,000   Amey Plc (Business Services -- Misc.)                                                                89,632
 42,000   BAE Systems Plc (Aerospace)                                                                         203,785
 11,045   Barclays Plc (Banks - Foreign)                                                                      332,133
 29,700   BBA Group Plc (Diversified Operations)                                                               94,704
 40,600   BG Group Plc (Oil & Gas)                                                                            153,495
 20,500   BP Plc (Oil & Gas)                                                                                  165,281
 22,400   British American Tobacco Plc (Tobacco)                                                              195,243
 22,800   British Energy Plc (Utilities)                                                                       80,651
 12,000   British Sky Broadcasting Group Plc* (Media)                                                         134,230
 29,400   Capita Group Plc (Business Services -- Misc.)                                                       185,786
 51,795   Centrica Plc (Utilities)                                                                            164,781
 19,700   Compass Group Plc (Food)                                                                            143,520
 17,000   Diageo Plc (Beverages)                                                                              169,538
 51,600   Electonics Boutique Plc (Computers)                                                                  84,704
 32,400   FKI Plc (Manufacturing)                                                                              72,484
  6,100   GlaxoSmithKline Plc (Medical)                                                                       163,937
 87,000   Kidde Plc (Protection -- Safety Equip. & Svc.)                                                      149,410
 17,000   Lloyds TSB Group Plc (Banks -- Foreign)                                                             171,390
 17,000   Marks & Spencer Plc (Retail)                                                                         70,877
 16,800   Matalan Plc (Retail)                                                                                 87,903
 50,000   MFI Furniture Group Plc (Household)                                                                  80,625
 15,700   Nestor Health Care Group Plc (Medical)                                                              120,309
  8,800   Oxford GlycoSciences Plc* (Medical)                                                                  57,527
  9,900   PowderJect Pharmaceuticals Plc* (Medical)                                                            60,259
  9,100   Reckitt Benckiser Plc (Soap & Cleaning Preparations)                                                126,908
 40,000   Rentokil Initial Plc (Diversified Operations)                                                       143,817
 11,800   Rexam Plc (Containers)                                                                               62,911
  8,468   Royal Bank of Scotland Group Plc (Banks -- Foreign)                                                 202,359
 14,800   Scottish Power Plc (Utilities)                                                                       84,925
  9,700   Shire Pharmaceuticals Group Plc* (Medical)                                                          140,912
 91,200   SkyePharma Plc* (Medical)                                                                            70,880
 17,300   Smith & Nephew Plc (Medical)                                                                         97,197
 36,400   Tesco Plc (Retail)                                                                                  128,230
 73,610   Vodafone Group Plc (Telecommunications)                                                             170,024


United States  1.69%                                                                                          279,512
  4,400   Amdocs Ltd.* (Telecommunications)                                                                   114,884
  3,400   Schlumberger Ltd. (Oil & Gas)                                                                       164,628

PREFERRED STOCKS 0.82%                                                                                       $135,978
(Cost $137,788)

Germany 0.82%
  2,300   Henkel KGaA (Chemicals)                                                                             135,978

RIGHTS  0.00%                                                                                                      $0
(Cost $0)

Switzerland 0.00%
  2,000   Swiss Re* (Insurance)                                                                                     0

WARRANTS  0.00%                                                                                                  $950
(Cost $834)

Germany 0.00%
     16   Muenchener Rueckversicherungs-Gesellschaft AG* (Insurance)                                              950


TOTAL COMMON AND PREFERRED STOCKS, RIGHTS AND WARRANTS 92.47%                                             $15,300,271

                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 9.54%                                                                               $1,577,890
(Cost $1,577,890)

Joint Repurchase Agreement 7.66%
Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. -- Dated 10-31-01, due
11-01-01 (Secured by U.S. Treasury Bond, 6.375%
due 08-15-27 and U.S. Treasury Note, 3.625%
due 01-15-08)                                                                    2.58%          $1,267     $1,267,000


                                                                                                SHARES          VALUE
Cash Equivalents 1.88%
Navigator Securities Lending Prime Portfolio**                                                 310,890        310,890

TOTAL INVESTMENTS 102.01%                                                                                 $16,878,161

OTHER ASSETS AND LIABILITIES, NET (2.01%)                                                                   ($333,184)

TOTAL NET ASSETS 100.00%                                                                                  $16,544,977

 * Non-income producing security.

** Represents investment of security lending collateral.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

October 31, 2001

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.

                                      VALUE AS A PERCENTAGE
INVESTMENT CATEGORIES                         OF NET ASSETS

Aerospace                                             1.23%
Automobile/Trucks                                     1.02
Banks -- Foreign                                     10.60
Beverages                                             3.54
Building                                              2.05
Business Services -- Misc.                            1.66
Chemicals                                             2.45
Computers                                             2.45
Containers                                            0.38
Cosmetics & Personal Care                             0.46
Diversified Operations                                3.44
Electronics                                           1.28
Energy                                                0.23
Engineering/R&D Services                              1.32
Finance                                               0.63
Food                                                  2.66
Household                                             0.49
Insurance                                             9.05
Machinery                                             0.46
Manufacturing                                         0.44
Media                                                 1.75
Medical                                              13.77
Oil & Gas                                             9.28
Paper & Paper Products                                1.28
Protection -- Safety Equip. & Svc.                    0.90
Real Estate Operations                                0.47
Retail                                                3.93
Soap & Cleaning Preparations                          0.77
Steel                                                 1.29
Telecommunications                                    4.86
Tobacco                                               2.70
Transport                                             0.73
Utilities                                             4.05
Waste Disposal Service & Equip.                       0.85
Short-Term Investments                                9.54

Total investments                                   102.01%

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $17,843,204)                           $16,878,161
Cash                                                                      183
Foreign cash at value (cost $32,713)                                   32,713
Receivable for investments sold                                       231,618
Receivable for shares sold                                                909
Receivable for forward currency exchange contracts                         41
Dividends and interest receivable                                      40,887
Receivable from affiliates                                              3,915
Other assets                                                              515

Total assets                                                       17,188,942

LIABILITIES
Payable for investments purchased                                     244,315
Payable for shares repurchased                                          1,420
Payable for forward currency exchange contracts                            85
Payable for securities on loan                                        310,890
Other payables and accrued expenses                                    87,255

Total liabilities                                                     643,965

NET ASSETS
Capital paid-in                                                    23,310,718
Accumulated net realized loss on investments
  and foreign currency transactions                                (5,800,771)
Net unrealized depreciation of investments and
  translation of assets and liabilities in foreign currencies        (964,774)
Accumulated net investment loss                                          (196)

Net assets                                                        $16,544,977

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($7,716,767 [DIV] 989,139 shares)                               $7.80
Class B ($8,495,808 [DIV] 1,114,990 shares)                             $7.62
Class C ($332,402 [DIV] 43,624 shares)                                  $7.62

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($7.80 [DIV] 95%)                                             $8.21
Class C ($7.62 [DIV] 99%)                                               $7.70

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2001

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $48,765)              $348,961
Interest                                                               51,207
Securities lending income                                              26,021

Total investment income                                               426,189

EXPENSES
Investment management fee                                             198,853
Class A distribution and service fee                                   30,477
Class B distribution and service fee                                  114,808
Class C distribution and service fee                                    4,552
Custodian fee                                                         175,768
Transfer agent fee                                                    125,887
Registration and filing fee                                            55,083
Auditing fee                                                           20,500
Printing                                                               15,544
Accounting and legal services fee                                       4,300
Legal fee                                                               2,041
Miscellaneous                                                           1,902
Trustees' fee                                                           1,418

Total expenses                                                        751,133
Less expense reductions                                              (247,780)

Net expenses                                                          503,353

Net investment loss                                                   (77,164)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                                        (3,304,654)
Foreign currency transactions                                        (324,486)
Change in unrealized appreciation (depreciation) on
Investments                                                        (3,862,414)
Translation of assets and liabilities in foreign currencies             4,381

Net realized and unrealized loss                                   (7,487,173)

Decrease in net assets from operations                            ($7,564,337)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  10-31-00         10-31-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                              ($301,731)        ($77,164)
Net realized gain (loss)                           300,105       (3,629,140)
Change in net unrealized
  appreciation (depreciation)                     (274,293)      (3,858,033)

Decrease in net assets
  resulting from operations                       (275,919)      (7,564,337)

From fund share transactions                    (1,059,975)      (4,110,019)

NET ASSETS
Beginning of period                             29,555,227       28,219,333

End of period 1                                $28,219,333      $16,544,977

1 Includes accumulated net investment loss of $151,220 and $196, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

PERIOD ENDED                                          10-31-98 1  10-31-99    10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00      $10.07      $11.16      $10.98
Net investment income (loss) 2                            0.01       (0.04)      (0.06)        -- 3
Net realized and unrealized
  gain (loss) on investments                              0.06        1.13       (0.12) 4    (3.18)
Total from
  investment operations                                   0.07        1.09       (0.18)      (3.18)

Net asset value,
  end of period                                         $10.07      $11.16      $10.98       $7.80
Total return 5,6 (%)                                      0.70 7     10.82       (1.61)     (28.96)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $12         $14         $13          $8
Ratio of expenses to
  average net assets (%)                                  1.90 8      1.90        1.90        1.90
Ratio of adjusted expenses
  to average net assets 9 (%)                             3.31 8      2.23        2.30        3.02
Ratio of net investment loss
  to average net assets (%)                               0.16 8     (0.38)      (0.52)       0.03
Portfolio turnover (%)                                      31          64          97         260




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-98 1  10-31-99    10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $11.07      $10.04      $11.06      $10.80
Net investment loss 2                                    (0.04)      (0.12)      (0.15)      (0.06)
Net realized and unrealized
  gain (loss) on investments                             (0.99)       1.14       (0.11) 4    (3.12)
Total from
  investment operations                                  (1.03)       1.02       (0.26)      (3.18)

Net asset value,
  end of period                                         $10.04      $11.06      $10.80       $7.62
Total return 5,6 (%)                                     (9.30) 7    10.16       (2.35)     (29.44)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $16         $15         $15          $8
Ratio of expenses to
  average net assets (%)                                  2.60 8      2.60        2.60        2.60
Ratio of adjusted expenses
  to average net assets 9 (%)                             4.01 8      2.93        3.00        3.72
Ratio of net investment loss
  to average net assets (%)                              (1.12) 8    (1.08)      (1.23)      (0.67)
Portfolio turnover (%)                                      31          64          97         260

See notes to
financial statements.

FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-99 1  10-31-00    10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.64      $11.06      $10.80
Net investment loss 2                                    (0.07)      (0.13)      (0.06)
Net realized and unrealized
  gain (loss) on investments                              0.49       (0.13) 4    (3.12)
Total from
  investment operations                                   0.42       (0.26)      (3.18)

Net asset value,
  end of period                                         $11.06      $10.80       $7.62
Total return 5,6 (%)                                      3.95 7     (2.35)     (29.44)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 10       -- 10       -- 10
Ratio of expenses to
  average net assets (%)                                  2.60 8      2.60        2.60
Ratio of adjusted expenses
  to average net assets 9 (%)                             2.93 8      3.00        3.72
Ratio of net investment loss
  to average net assets (%)                              (1.17) 8    (1.16)      (0.61)
Portfolio turnover (%)                                      64          97         260

 1 Class A, Class B and Class C shares began operations on 3-2-98, 6-1-98 and 3-1-99, respectively.

 2 Based on the average of the shares outstanding at the end of each month.

 3 Less than $0.01 per share.

 4 May not accord to amounts shown elsewhere in the financial statements due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

 5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 7 Not annualized.

 8 Annualized.

 9 Does not take into consideration expense reductions during the periods shown.

10 Less than $500,000.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock European Equity Fund (the "Fund") is a diversified series of John Hancock World Fund, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency
translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2001, the Fund loaned securities having a market value of $293,974 collateralized by cash in the amount of $310,890. The cash collateral was invested in a short-term instrument.

Forward foreign currency
exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $5,734,210 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows: October 31, 2006 -- $821,474, October 31, 2007 -- $1,234,369 and October 31, 2009 -- $3,678,367.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.


Open forward foreign currency exchange contracts at October 31, 2001:

                                                      UNREALIZED
                     PRINCIPAL AMOUNT  EXPIRATION   APPRECIATION
CURRENCY          COVERED BY CONTRACT       MONTH  (DEPRECIATION)

BUYS

Euro                           17,945     NOV. 01           ($85)

SELLS

Euro                            8,530     NOV. 01            $41



The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $500,000,000.

The Adviser has a subadvisory agreement with Nicholas-Applegate Capital Management. The Fund is not responsible for the payment of the subadviser's fees.

The Adviser has agreed to the limit the Fund's expenses for class A, Class B and Class C shares to 1.90%, 2.60% and 2.60%, respectively, of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the expense reduction amounted to $247,780 for the year ended October 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2001 JH Funds received net up-front sales charges of $14,118 with regard to sales of Class A shares. Of this amount, $998 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $9,698 was paid as sales commissions to unrelated broker-dealers and $3,422 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2001, JH Funds received net up-front sales charges of $3,289 with regard to sales of Class C shares. The entire amount was paid as sales commissions to unrelated broker-dealers.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended October 31, 2001, CDSCs received by JH Funds amounted to $42,438 for Class B shares and $128 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fee based on the number of shareholder accounts plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

The Adviser and other subsidiaries of JHLICo owned 150,000 shares of beneficial interest of the Fund as of October 31, 2001.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                       YEAR ENDED 10-31-00        YEAR ENDED 10-31-01
                    SHARES          AMOUNT      SHARES         AMOUNT
CLASS A SHARES
Sold             3,234,189     $39,537,649     792,626     $7,381,907
Repurchased     (3,341,631)    (41,147,006)   (982,882)    (9,192,300)
Net decrease      (107,442)    ($1,609,357)   (190,256)   ($1,810,393)

CLASS B SHARES
Sold             1,012,078     $12,546,089     238,918     $2,437,624
Repurchased     (1,000,017)    (12,357,855)   (492,476)    (4,717,190)
Net increase
(decrease)          12,061        $188,234    (253,558)   ($2,279,566)

CLASS C SHARES
Sold               172,501      $1,982,769      67,015       $679,196
Repurchased       (143,833)     (1,621,621)    (69,607)      (699,256)
Net increase
(decrease)          28,668        $361,148      (2,592)      ($20,060)

NET DECREASE       (66,713)    ($1,059,975)   (446,406)   ($4,110,019)

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2001, aggregated $55,522,983 and $60,402,903, respectively.

The cost of investments owned at October 31, 2001, including short-term investments, for federal income tax purposes was $17,909,765. Gross unrealized appreciation and depreciation of investments aggregated $499,480 and $1,531,084, respectively, resulting in net unrealized depreciation of $1,031,604.

NOTE E
Reclassification of capital accounts

During the year ended October 31, 2001, the fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $220,058, a decrease in accumulated net investment loss of $228,188 and a decrease in capital paid-in of $448,246. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses, passive foreign investment companies and net realized gain/loss on foreign currency transactions in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment loss per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock European Equity Fund of John Hancock
World Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock European Equity Fund (a series of John Hancock World Fund) (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2001



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 2001.

The Fund designated no distributions to shareholders as capital gain dividends.

With respect to the dividends paid by the Fund for the fiscal year ended October 31, 2001, no dividends qualify for the corporate dividends-received deduction.

Shareholders will be mailed a 2001 U.S. Treasury Department Form
1099-DIV in January 2002. This will reflect the tax character of all distributions for the calendar year 2001.



Shareholder meeting (unaudited)

On April 25, 2001 the shareholders of John Hancock European Equity Fund (the "Fund") approved a new sub-investment management contract among the Fund, John Hancock Advisers, Inc. and Nicholas-Applegate Capital
Management LP. (1,642,835.681 FOR; 30,679.552 AGAINST; 84,310.348
ABSTAINING).



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, California 92101

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
European Equity Fund.

9200A  10/01
       12/01






-------------------------------------------------------------------------------


                                 ANNUAL REPORT


                              INTERNATIONAL SMALL
                                   CAP GROWTH
                                      FUND


                               John Hancock Funds


                                October 31, 2001


-------------------------------------------------------------------------------

John Hancock International Small Cap Growth Fund

Schedule of Investments
October 31, 2001

                                                                        NUMBER OF
ISSUER DESCRIPTION                                                       SHARES            VALUE
------------------                                                      --------           -----

COMMON STOCKS
Australia (2.00%)
Boral Ltd. (Building)                                                      7,343     $     12,075
Computershare Ltd. (Computers)                                             3,300            8,349
Mayne Nickless Ltd. (Medical)                                              4,800           17,984
ResMed, Inc.* (Medical)                                                    2,000           11,769
                                                                                     -------------
                                                                                           50,177
                                                                                     -------------

Belgium (0.50%)                                                              300           12,561
Omega Pharma SA (Medical)                                                            -------------

Canada (6.66%)
Abitibi-Consolidated, Inc. (Paper & Paper Products)                        1,400            8,558
Angiotech Pharmaceuticals, Inc,* (Medical)                                   200            9,540
Ballard Power Systems, Inc.* (Electronics)                                   400           10,740
CAE, Inc. (Aerospace)                                                      1,600            7,734
Cott Corp.* (Beverages)                                                    1,400           19,656
Finning Internatonal, Inc. (Machinery)                                       700            7,808
Global Thermoelectric, Inc.* (Electronics)                                   900            4,668
Industrial Alliance Life Insurance Co. (Insurance)                         1,400           34,938
Penn West Petroleum Ltd.* (Oil & Gas)                                        400           10,008
Petro-Canada (Oil & Gas)                                                   1,100           28,318
Teck Cominco Ltd. (Class B) (Metal)                                        1,260            8,179
Tesco Corp.* (Oil & Gas)                                                   1,800           11,173
Turbo Genset, Inc.* (Machinery)                                            2,600            5,288
                                                                                     -------------
                                                                                          166,608
                                                                                     -------------

Denmark (5.19%)
Carlsberg AS (Beverages)                                                     600           25,509
Coloplast AS (Medical)                                                       300           21,922
Danisco AS (Food)                                                            500           18,480
ISS AS* (Waste Disposal Service & Equip)                                     400           18,842
NEG Micon AS* (Energy)                                                       300            8,189
Novozymes AS (Medical)                                                       900           18,153
Vestas Wind Systems AS (Utilities)                                           600           18,842
                                                                                     -------------
                                                                                          129,937
                                                                                     -------------

Finland (1.71%)
Perlos Oyj (Electronics)                                                   2,400           23,961
Sonera Oyj (Telecommunications)                                            3,400           18,869
                                                                                     -------------
                                                                                           42,830
                                                                                     -------------

France (8.01%)
Altran Technologies SA (Engineering / R&D Services)                          400           18,349
Atos Origin SA* (Computers)                                                  300           21,857
Bouygues Offshore SA (Oil & Gas)                                             400           13,977
Business Objects SA* (Computers)                                             500           13,897
CNP Assurances SA (Insurance)                                                500           15,471
Ingenico SA (Computers)                                                      300            6,463
Pechiney SA (Metal)                                                          200            9,174
Pernod-Ricard SA (Beverages)                                                 200           13,986
Technip-Coflexip SA (Building)                                               210           23,724
Thales SA (Electronics)                                                      338           12,984


See Notes to financial statements


                                                                         NUMBER OF
ISSUER DESCRIPTION                                                        SHARES            VALUE
------------------                                                       --------           -----

France - continued
UBI Soft Entertainment SA* (Computers)                                       500     $     16,995
Unibail SA (Real Estate Operations)                                          300           15,529
Vinci SA (Engineering / R&D Services)                                        300           18,079
                                                                                     -------------
                                                                                          200,485
                                                                                     -------------

Germany (3.29%)
Altana AG (Medical)                                                          400           18,709
AMB Generali Holding AG (Insurance)                                          200           21,497
Epcos AG (Electronics)                                                       200            8,606
Gehe AG (Medical)                                                            300           11,225
Lion Bioscience AG* (Computers)                                              200            3,148
Stada Arzneimittel AG (Medical)                                              300            8,311
Tecis Holding AG (Finance)                                                   400           10,865
                                                                                     -------------
                                                                                           82,361
                                                                                     -------------

Greece (0.43%)
Coca-Cola Hellenic Bottling Co. SA (Beverages)                               800           10,808
                                                                                     -------------

Hong Kong (1.22%)
Cheung Kong Infrastructure Holdings Ltd. (Building)                        6,000            9,731
China Resources Enterprise Ltd. (Real Estate Operations)                  14,000           14,090
Hang Lung Development Co., Ltd. (Real Estate Operations)                   8,000            6,718
                                                                                     -------------
                                                                                           30,539
                                                                                     -------------

India (0.70%)
Dr. Reddy's Laboratories Ltd.*American Depositary                            700           17,430
 Receipts (ADR) (Medical)                                                            -------------


Ireland (3.13%)
Anglo Irish Bank Corp. Plc (Banks - Foreign)                               6,900           20,915
Irish Life & Permanent Plc (Insurance)                                     2,300           24,140
Riverdeep Group Plc* (ADR) (Computers)                                     1,200           22,272
Ryanair Holdings Plc* (Transport)                                          1,200           11,009
                                                                                     -------------
                                                                                           78,336
                                                                                     -------------

Israel (0.50%)
Taro Pharmaceutical Industries Ltd.* (Medical)                               300           12,630
                                                                                     -------------

Italy (3.17%)
Autogrill SpA (Retail)                                                     1,500           12,008
Parmalat Finanziaria SpA (Food)                                           12,500           33,392
Recordati SpA (Medical)                                                      600           11,214
Saipem SpA (Oil & Gas)                                                     4,600           22,715
                                                                                     -------------
                                                                                           79,329
                                                                                     -------------

Japan (15.75%)
Bellsystem 24, Inc. (Telecommunications)                                      60           24,579
Capcom Co., Ltd. (Computers)                                                 500           13,668
Central Glass Co., Ltd. (Building)                                         2,000           10,821
Credit Saison Co., Ltd. (Finance)                                          1,000           23,910
Drake Beam Morin-Japan, Inc. (Business Services - Misc)                      100            9,548
FamilyMart Co., Ltd. (Retail)                                                500           10,241
Goldcrest Co., Ltd. (Real Estate Operations)                                 100            5,647
Hirose Electric Co., Ltd. (Electronics)                                      200           14,656
Hokuto Corp. (Agricultural Operations)                                       300           12,975
Isetan Co., Ltd. (Retail)                                                  1,000           10,633
JSR Corp, (Rubber - Tires & Misc)                                          1,000            6,104
Kaneka Corp. (Chemicals)                                                   1,000            6,928
Kawasaki Steel Corp. (Steel)                                               9,000            9,033
Keio Electric Railway Co., Ltd. (Transport)                                5,000           28,806


See notes to financial statements


                                                                        NUMBER OF
ISSUER DESCRIPTION                                                       SHARES            VALUE
------------------                                                      --------           -----

Japan - continued
Mitsui O.S.K. Lines, Ltd. (Transport)                                       4000     $      9,629
Mitsumi Electric Co., Ltd. (Electronics)                                   1,000           12,118
Nichii Gakkan Co. (Medical)                                                  200           10,037
Nippon System Development Co., Ltd. (Computers)                              300           15,398
Nitto Denko Corp. (Electronics)                                              300            5,092
OBIC Co., Ltd. (Computers)                                                   100           22,033
Onward Kashiyama Co., Ltd. (Retail)                                        1,000            9,964
Ryohin Keikaku Co., Ltd. (Retail)                                            500           11,914
Sega Corp.* (Computers)                                                      800           15,570
Shikoku Electric Power Co., Inc. (Energy)                                  1,200           20,221
Shimamura Co., Ltd. (Retail)                                                 300           18,042
Shiseido Co., Ltd. (Cosmetics & Personal Care)                             1,000            9,882
Sumitomo Realty & Development Co., Ltd. (Real Estate Operations)           1,000            6,789
Taiyo Yuden Co., Ltd. (Electronics)                                        1,000           13,513
Teijin Ltd. (Textile)                                                      3,000           11,873
THK Co., Ltd. (Machinery)                                                  1,100           14,685
                                                                                     -------------
                                                                                          394,309
                                                                                     -------------

Netherlands (1.47%)
IHC Caland NV (Oil & Gas)                                                    400           19,950
Van der Moolen Holding NV (Finance)                                          700           16,842
                                                                                     -------------
                                                                                           36,792
                                                                                     -------------

Norway (3.74%)
Gjensidige NOR Sparebank (Banks - Foreign)                                   900           25,231
Smedvig ASA (Oil & Gas)                                                    2,800           20,450
Tandberg ASA* (Telecommunications)                                         1,500           26,883
TGS Nopec Geophysical Co. ASA* (Oil & Gas)                                 1,500           21,068
                                                                                     -------------
                                                                                           93,632
                                                                                     -------------

Singapore (0.50%)
Singapore Technologies Engineering Ltd.                                   11,000           12,430
 (Engineering / R&D Services)                                                        -------------

South Africa (0.40%)
Harmony Gold Mining Co., Ltd. (ADR) (Metal)                                1,700            9,962
                                                                                     -------------

Spain (5.81%)
Acciona SA (Building)                                                        700           24,863
Acerinox SA (Steel)                                                          300            9,388
Altadis SA (Tobacco)                                                       1,100           18,056
Autopistas, Concesionaria Espanola SA (Transport)                          1,400           12,869
Corporacion Mapfre, Compania Internacional de                              3,000           16,379
 Reaseguros SA (Insurance)
Fomento de Construcciones y Contratas SA (Building)                          700           15,079
Grupo Dragados SA (Building)                                               1,800           21,840
Sogecable SA* (Media)                                                      1,200           26,983
                                                                                     -------------
                                                                                          145,457
                                                                                     -------------

Sweden (2.27%)
Karo Bio AB* (Medical)                                                       200            6,225
Perbio Science AB* (Medical)                                                 300            3,994
Svenska Cellulosa AB (Paper & Paper Products)                              1,200           27,112
Swedish Match AB (Tobacco)                                                 3,800           19,593
                                                                                     -------------
                                                                                           56,924
                                                                                     -------------

Switzerland (2.74%)
Givaudan SA (Cosmetics & Personal Care)                                       50           15,288
Logitech International SA* (Computers)                                     1,100           33,633
Synthes-Stratec, Inc. (Medical)                                               30           19,666
                                                                                     -------------
                                                                                           68,587
                                                                                     -------------

See notes to financial statements



                                                                          NUMBER OF
ISSUER DESCRIPTION                                                         SHARES            VALUE
------------------                                                        --------           -----

United Kingdom (20.79%)
Alliance Unichem Plc (Medical)                                             1,700     $     13,551
Allied Domecq Plc (Beverages)                                              1,900            9,660
Amey Plc (Business Services - Misc)                                        4,700           21,063
BBA Group Plc (Diversified Operations)                                     4,100           13,074
British Energy Plc (Utilities)                                             3,200           11,319
Cambridge Antibody Technology Group Plc* (Medical)                           600           14,661
Capita Group Plc (Business Services - Misc)                                4,000           25,277
Eidos Plc* (Computers)                                                     3,300           10,163
Electonics Boutique Plc (Computers)                                        7,500           12,312
FKI Plc (Manufacturing)                                                    4,600           10,291
Friends Provident Plc* (Insurance)                                         5,500           14,621
Iceland Group Plc* (Retail)                                                3,200            6,903
Innogy Holdings Plc (Utilities)                                            4,500           13,368
International Power Plc* (Utilities)                                       3,200           10,274
Johnson Matthey Plc* (Electronics)                                           900           11,852
Kidde Plc (Protection - Safety Equip&Svc)                                 26,000           20,774
Matalan Plc (Retail)                                                       2,700           14,127
MFI Furniture Group Plc (Household)                                       10,700           17,254
Morrison (Wm.) Supermarkets Plc (Retail)                                   6,990           20,512
Nestor Healthcare Group Plc (Medical)                                      2,400           18,391
Next Plc (Retail)                                                          1,200           15,149
Northern Rock Plc (Banks - Foreign)                                        3,300           27,565
Oxford GlycoSciences Plc* (Medical)                                        1,400            9,152
Pace Micro Technology Plc (Electronics)                                    3,500           16,372
PHS Group Plc* (Linen Supply & Related)                                   15,000           18,631
PowderJect Pharmaceuticals Plc* (Medical)                                  1,500            9,130
Rexam Plc (Containers)                                                     1,700            9,063
Safeway Plc (Retail)                                                       4,200           21,355
Severn Trent Plc (Utilities)                                               1,618           16,771
SkyePharma Plc* (Medical)                                                 12,700            9,870
Smith & Nephew Plc (Medical)                                               2,500           14,046
Smiths Group Plc (Manufacturing)                                           1,100           10,898
Stolt Offshore SA* (ADR) (Engineering / R&D Services)                      1,500           11,925
Tullow Oil Plc* (Oil & Gas)                                                9,500           10,696
United Utilities Plc (Utilities)                                           3,400           30,722
                                                                                     -------------
                                                                                          520,392
                                                                                     -------------


United States (0.84%)
UTStarcom, Inc.* (Telecommunications)                                        700           16,436
XOMA Ltd.* (Medical)                                                         600            4,482
                                                                                     -------------
                                                                                           20,918
                                                                                     -------------

TOTAL COMMON STOCKS (90.82%)
(Cost $2,476,514)                                                                       2,273,434
                                                                                     -------------
PREFERRED STOCKS
Germany (1.31%)                                                              400           23,648
Henkel KGaA (Chemicals)                                                      200            9,183
Wella AG (Cosmetics & Personal Care)                                                 -------------
                                                                                            32,831
                                                                                     -------------

TOTAL PREFERRED STOCKS (1.31%)
(Cost $34,381)                                                                              32,831
                                                                                     -------------


See notes to financial statements



                                                                                   NUMBER OF
ISSUER DESCRIPTION                                                                   SHARES               VALUE
------------------                                                                  --------              -----


WARRANTS
United Kingdom (0.73%)
Infosys Technology Ltd.* (Computers)                                                 300           $         18,219
                                                                                                      -------------

TOTAL WARRANTS (0.73%)
(Cost $18,385)                                                                                               18,219
                                                                                                      -------------

TOTAL COMMON STOCKS, PREFERRED STOCKS AND WARRANTS  (92.86 %)
(Cost $2,529,280)                                                                                         2,324,484
                                                                                                      -------------


                                                                      NUMBER OF       PAR VALUE
ISSUER DESCRIPTION                                                     SHARES       (000s OMITTED)
------------------                                                     ------       --------------

SHORT-TERM INVESTMENTS
(Cost $200,000)
Joint Repurchase Agreement (7.99%)
Investment in a joint repurchase agreement transaction with
 Barclays Capital, Inc. - Dated 10-31-01, due 11-01-01 (Secured
 by U.S. Treasury Bond, 6.375% due 08-15-27 and U.S. Treasury Note,
 3.625% due 01-15-08)                                                   2.58%          $  200               200,000
                                                                                                      -------------
TOTAL SHORT-TERM INVESTMENTS (7.99%)                                                                        200,000
                                                                                                      -------------
TOTAL INVESTMENTS (100.85%)                                                                               2,524,484
                                                                                                      -------------
OTHER ASSETS AND LIABILITIES, NET (0.85%)                                                                   (21,233)
                                                                                                      -------------
TOTAL NET ASSETS (100.0%)                                                                             $   2,503,251
                                                                                                      =============

* Non income producing security

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to financial statements


Portfolio Concentration

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's Investments at October 31, 2001 assigned to the various investment categories.

                                                               VALUE
                                                           OF SECURITIES
                                                          AS A PERCENTAGE
INVESTMENT CATEGORIES                                      OF NET ASSETS
---------------------                                -------------------------

Aerospace                                                             0.31 %
Agricultural Operations                                               0.52
Banks - Foreign                                                       2.94
Beverages                                                             3.18
Building                                                              4.72
Business Services - Misc.                                             2.23
Chemicals                                                             1.22
Computers                                                             8.62
Containers                                                            0.36
Cosmetics & Personal Care                                             1.37
Diversified Operations                                                0.52
Electronics                                                           5.38
Energy                                                                1.13
Engineering / R&D Services                                            2.43
Finance                                                               2.79
Food                                                                  2.07
Household                                                             0.69
Insurance                                                             5.08
Linen Supply & Related                                                0.74
Machinery                                                             1.11
Manufacturing                                                         0.85
Media                                                                 1.08
Medical                                                              12.15
Metal                                                                 1.09
Oil & Gas                                                             6.33
Paper & Paper Products                                                1.43
Protection -Safety Equip. & Svc.                                      0.83
Real Estate Operations                                                1.95
Retail                                                                6.03
Rubber - Tires & Misc.                                                0.24
Steel                                                                 0.74
Telecommunications                                                    3.47
Textile                                                               0.47
Tobacco                                                               1.50
Transport                                                             2.49
Utilities                                                             4.05
Waste Disposal Service & Equip                                        0.75
Short-Term Investments                                                7.99
                                                     ----------------------
                                 TOTAL INVESTMENTS                  100.85 %
                                                     ======================


See notes to financial statements

John Hancock Funds - International Small Cap Growth Fund

-----------
ASSETS AND
LIABILITIES
-----------

October 31, 2001

-----------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------

Investments at value    (cost -  $  2,729,280 )            $        2,524,484
Cash                                          )                           736
Foreign cash            (cost -  $     17,982 )                        17,929
Receivable for investments sold                                        37,454
Dividends and interest receivable                                       2,320
Receivable from affiliates                                             21,827
Total assets                                                        2,604,750

-----------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------

Payable for investments purchased                                      45,223
Payable for forward currency exchange contracts                            55
Other payables and accrued expenses                                    56,221
Total liabilities                                                     101,499

-----------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------

Capital paid-in                                                     2,986,855
Accumulated net realized loss on investments and
 foreign currency transactions                                       (278,830)
Net unrealized depreciation of investments and
 translation of assets and liabilities in foreign
 currencies                                                          (204,774)
Net assets                                                        $ 2,503,251

-----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------

Based on net asset values and shares outstanding
Class A       (       $2,453,331    294,000 shares)                    $ 8.34
Class B       (          $24,960      3,000 shares)                    $ 8.32
Class C       (          $24,960      3,000 shares)                    $ 8.32

-----------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE
-----------------------------------------------------------------------------

Class A 1     (  $         8.34           95%)                         $ 8.78
Class C       (  $         8.32           99%)                         $ 8.40


1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


See notes to financial statements

John Hancock Funds - International Small Cap Growth Fund



----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                    OPERATIONS
----------------------------------------------------------------------------------------------------------
                                                                                     For the period ended
Dividends (net of foreign witholding taxes of $902)                      $ 8,562     October 31, 2001 1
Interest                                                                   7,079
Total investment income                                                   15,641

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------

Investment management fee                                                 11,268
Class A distribution and service fee                                       3,313
Class B distribution and service fee                                         113
Class C distribution and service fee                                         113
Custodian fee                                                             68,327
Auditing fee                                                              15,000
Registration and filing fee                                                6,940
Printing                                                                   2,912
Accounting and legal services fee                                            235
Miscellaneous                                                                127
Transfer agent fee                                                            32
Trustee's fee                                                                 24
Legal fee                                                                     13
Total expenses                                                           108,417
Less expense reductions                                                  (90,230)
Net expenses                                                              18,187
Net investment loss                                                       (2,546)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------

Net realized gain (loss) on
Investments                                                             (278,830)
Foreign currency transactions                                            (10,599)
Change in unrealized appreciation (depreciation) on
Investments                                                             (204,796)
Translation of assets and liabilities in foreign currencies                   22
Net realized and unrealized loss                                        (494,203)
Decrease in net assets from operations                                $ (496,749)


1 Inception period from 6-1-01 through 10-31-01.


See notes to financial statements


John Hancock Funds - International Small Cap Growth Fund


                                                                 PERIOD ENDED
                                                                     10-31-01 1
-----------------------------------------------------------------------------
CHANGES IN   INCREASE (DECREASE) IN NET ASSETS
NET ASSETS
-----------------------------------------------------------------------------
             From operations
             Net investment loss                                     $ (2,546)
             Net realized loss                                       (289,429)
             Change in net unrealized depreciation                   (204,774)
             Decrease in net assets resulting from operations        (496,749)

             From fund share transactions                           3,000,000

             ----------------------------------------------------------------
             NET ASSETS
             ----------------------------------------------------------------
             End of period                                        $ 2,503,251

             1 Inception period from 6-1-01 through 10-31-01.


See notes to financial statements

John Hancock Funds - International Small Cap Growth Fund
Financial Highlights
CLASS A

PERIOD ENDED                                                  10-31-01 (1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $10.00
Net investment loss (2)                                          (0.01)
Net realized and unrealized loss on investments                  (1.65)
Total from investment operations                                 (1.66)
Net asset value, end of period                                   $8.34
Total return (3,4) (%)                                          (16.60) (5)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $2
Ratio of expenses to average net assets (%)                       1.60 (6)
Ratio of adjusted expenses to average net assets (7) (%)          9.61 (6)
Ratio of net investment loss to average net assets (%)           (0.21) (6)
Portfolio turnover (%)                                              59


See notes to financial statements

John Hancock Funds - International Small Cap Growth Fund
Financial Highlights
CLASS B

PERIOD ENDED                                                  10-31-01 (1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $10.00
Net investment loss (2)                                          (0.03)
Net realized and unrealized loss on investments                  (1.65)
Total from investment operations                                 (1.68)
Net asset value, end of period                                   $8.32
Total return (3,4) (%)                                          (16.80) (5)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             -- (8)
Ratio of expenses to average net assets (%)                       2.30 (6)
Ratio of adjusted expenses to average net assets (7) (%)         10.31 (6)
Ratio of net investment loss to average net assets (%)           (0.92) (6)
Portfolio turnover (%)                                              59


See notes to financial statements

John Hancock Funds - International Small Cap Growth Fund
Financial Highlights
CLASS C

PERIOD ENDED                                                  10-31-01  (1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $10.00
Net investment loss (2)                                          (0.03)
Net realized and unrealized loss on investments                  (1.65)
Total from investment operations                                 (1.68)
Net asset value, end of period                                   $8.32
Total return (3,4) (%)                                          (16.80) (5)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             -- (8)
Ratio of expenses to average net assets (%)                       2.30 (6)
Ratio of adjusted expenses to average net assets (7) (%)         10.31 (6)
Ratio of net investment loss to average net assets (%)           (0.92) (6)
Portfolio turnover (%)                                              59

1 Class A, Class B and Class C shares began operations on 6-1-01.
2 Based on the average of the shares outstanding at the end of each month.
3 Assumes dividend reinvestment and does not reflect the effect of sales charges.
4 Total return would have been lower had certain expenses not been reduced during the period shown.
5 Not annualized
6 Annualized
7 Does not take into consideration expense reductions during the period shown. 8 Less than $500,000.


See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

NOTE A
Accounting policies
John Hancock International Small Cap Growth Fund (the "Fund") is a diversified series of John Hancock World Fund, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital growth investing in equity securities of foreign companies with small market capitalization.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:
Valuation of investments
Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below

Joint repurchase agreement
Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation
All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

Investment transactions
Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations
Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses
The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending
The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on October 31, 2001.

Forward foreign currency exchange contracts
The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction. The Fund had the following open forward foreign currency contracts on October 31, 2001:



-------------------------- ----------------------------- ---------------------- -------------------------
CURRENCY                   PRINCIPAL AMOUNT COVERED BY   EXPIRATION MONTH       UNREALIZED DEPRECIATION
                           CONTRACT
-------------------------- ----------------------------- ---------------------- -------------------------
Buys

-------------------------- ----------------------------- ---------------------- -------------------------
Australian Dollar                3,523                   Nov' 01                ( $2)
-------------------------- ----------------------------- ---------------------- -------------------------
Pound Sterling                   4,791                   Nov' 01                 (30)
-------------------------- ----------------------------- ---------------------- -------------------------
Japanese Yen                 353,838                     Nov' 01                 (23)
-------------------------- ----------------------------- ---------------------- -------------------------

                                                                                ($55)
-------------------------- ----------------------------- ---------------------- -------------------------

Federal income taxes
The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $271,490 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryfoward expires October 31, 2009.

Dividends, interest and distributions
Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates
The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions
with affiliates and others
The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.90% of the next $500,000,000 and (c) 0.85% of the Fund's average daily net asset value in excess of $1,000,000,000. The Adviser has a subadvisory agreement with Nicholas-Applegate Capital Management. The Fund is not responsible for payment of the subadviser's fees.

The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees, to 1.30% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the expense reduction amounted to $90,230 for the period ended October 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended October 31, 2001, JH Funds received no up-front sales charges, with regard to Class A shares. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended October 31, 2001, JH Funds received no up-front sales charges with regard to sales of Class C shares.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended October 31, 2001, JH Funds received no CDSCs.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

The Advisor and other subsidiaries of JHLICo. owned 300,000 shares of beneficial interest of the Fund as of October 31, 2001.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions
This listing illustrates the number of shares sold, reinvested and repurchased during the period, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                                       PERIOD ENDED 10-31-01 1
----------------------------------------------------------------------------

                                           SHARES                  AMOUNT
----------------------------------------------------------------------------
CLASS A SHARES 2
----------------------------------------------------------------------------
Sold                                       294,000               $2,940,000
----------------------------------------------------------------------------
Net increase                               294,000               $2,940,000
----------------------------------------------------------------------------

----------------------------------------------------------------------------
CLASS B SHARES 2
----------------------------------------------------------------------------
Sold                                         3,000                  $30,000
----------------------------------------------------------------------------
Net increase                                 3,000                  $30,000
----------------------------------------------------------------------------

----------------------------------------------------------------------------
CLASS C SHARES 2
----------------------------------------------------------------------------
Sold                                         3,000                  $30,000
----------------------------------------------------------------------------
Net INCREASE                                 3,000                  $30,000
----------------------------------------------------------------------------

----------------------------------------------------------------------------
NET INCREASE                               300,000               $3,000,000
----------------------------------------------------------------------------


----------------------------------------------------------------------------
1 Inception period from 6-1-01 through 10-31-01.
----------------------------------------------------------------------------
2 Class A, Class B and Class C shares began operations on 6-1-01.
----------------------------------------------------------------------------


NOTE D
Investment transactions
Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended October 31, 2001, aggregated $4,195,406 and $1,387,296, respectively.

The cost of investments owned at October 31, 2001, including short-term investments, for federal income tax purposes was $2,736,620. Gross unrealized appreciation and depreciation of investments aggregated $72,429 and $284,565, respectively, resulting in net unrealized depreciation of $212,136.

NOTE E
Reclassification of capital accounts
During the period ended October 31, 2001, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $10,599, an increase in undistributed net investment income of $2,546, and a decrease in capital paid-in of $13,145. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences as of October 31, 2001. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to accounting for book/tax differences for foreign currency realized gain/loss reclass. The calculation of net investment income in the financial highlights excludes these adjustments.

AUDITORS' REPORT
Report of PricewaterhouseCoopers LLP, Independent Auditors

To the Board of Trustees and Shareholders of John Hancock International Small Cap Growth Fund of the John Hancock World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock International Small Cap Growth Fund (a series of John Hancock World Fund) (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 1, 2001 (commencement of operations) through October 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2001

            John Hancock Funds - International Small Cap Growth Fund

                                    Trustees
                              Dennis S. Aronowitz *
                             Richard P. Chapman, Jr.
                              William J. Cosgrove*
                                John M. DeCiccio
                              Richard A. Farrell *
                                 Maureen R. Ford
                                 Gail D. Fosler
                                William F. Glavin
                                Dr. John A. Moore
                              Patti McGill Peterson
                                 John W. Pratt *
                        * Members of the Audit Committee

                                    Officers
                                 Maureen R. Ford
                 Chairman, President and Chief Executive Officer
                                William L. Braman
                          Executive Vice President and
                            Chief Investment Officer
                                Richard A. Brown
                            Senior Vice President and
                             Chief Financial Officer
                                 Susan S. Newton
                       Senior Vice President and Secretary
                                 William H. King
                          Vice President and Treasurer
                                Thomas H. Connors
                               Vice President and
                               Compliance Officer

                               Investment Adviser
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                              Principal Distributor
                            John Hancock Funds, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                    Custodian
                                Bank of New York
                                  1 Wall Street
                            New York, New York 10286

                                 Transfer Agent
                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                                  Legal Counsel
                                  Hale and Dorr
                                 60 State Street
                        Boston, Massachusetts 02109-1803

                              Independent Auditors
                           PricewaterhouseCoopers LLP
                               160 Federal Street
                           Boston, Massachusetts 02110